United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Managed Pool Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/17

Date of Reporting Period: 12/31/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
December 31, 2017
Ticker FCSPX

Federated Corporate Bond Strategy Portfolio

A Portfolio of Federated Managed Pool Series

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (Unaudited)
The total return of the Federated Corporate Bond Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017 was 8.01%. The total return of the Bloomberg Barclays U.S. Credit Index (BBUSC),1 the Fund's broad-based securities market index, was 6.18%, and the total return of the Baa component of the Bloomberg Barclays U.S. Credit Index (BBUSC-Baa),2 the benchmark against which the Fund is managed, was 7.45%, for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the indexes.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBUSC-Baa were: (1) individual security selection; (2) selection of securities with different maturities (referred to as “yield curve” strategy); (3) the allocation of the portfolio among securities of similar types of issuers (referred to as “sectors”); and (4) duration,3 which is the sensitivity of the change in price of the portfolio to changes in interest rates.
Market Overview
In 2017, three federal funds rate hikes by the U.S. Federal Reserve (Fed) were the primary drivers of Treasury rates. Interest rates for maturities of one month to seven years all increased in the reporting period, while interest rates for the 10- and 30-year maturities decreased compared to the same 2016 period. The largest yield increases occurred in the front-end of the yield curve. Specifically, interest rates for maturities of one month to two years increased by at least 69 basis points, while the yield on the 10-year maturity declined slightly, and the yield on the 30-year maturity declined by 32 basis points. As a result, the Treasury curve experienced a bear flattening in 2017, which is typical during a period of Fed rate hikes. The flattening of the yield curve also led to the outperformance by longer maturity Treasury and corporate bonds. The credit-sensitive fixed-income markets such as high yield,4 investment-grade5 corporates and commercial mortgage-backed securities (CMBS) all outperformed the Treasury market on a total return and duration-adjusted basis. In addition, lower-quality credit outperformed higher-quality credit.
The flattening trend of the yield curve was fairly consistent throughout the reporting period as the Fed raised the federal funds target rate in March, June and December, putting upward pressure on the front-end of the yield curve. However, the yield on the 10-year Treasury peaked in March at 2.63%, declined to 2.04% in September, and then closed the year almost unchanged at 2.41%. Increased geo-political risk with North Korea, low domestic and global inflation, hurricanes in the U.S. and accommodative monetary policies by other developed market central banks all contributed to the downward pressure on longer-term rates. In addition to raising rates in 2017, the Fed announced plans in the third quarter to reduce the size of its Treasury and agency mortgage holdings on its balance sheet and implemented the balance sheet reduction plan in the fourth quarter. During the fourth quarter, President Trump also announced his selection of Jerome Powell to replace Janet Yellen as the next Federal Reserve Chairman. There was little market reaction to this announcement, reflecting the market's expectation that Fed policy will not change materially. Given the backdrop of stable economic growth, low inflation, consistent U.S. monetary policy and global investor demand for yield, the credit-sensitive fixed-income markets, such as investment-grade corporates, high yield and CMBS, all experienced strong investor demand in 2017.
The positive 2017 total return on the Baa Component of the Bloomberg Barclays U.S. Credit Index was due to tighter credit spreads, which more than offset the increase in Treasury rates in the front-end of the curve. The Option Adjusted Spread (OAS) for the BBUSC-Baa index tightened by 36 basis points to 124 basis points. The flattening of the yield and credit curves in 2017 led to the outperformance of longer maturity sectors and credits on a total and excess return basis.
Security selection
In total, individual security selection varied widely in terms of relative contribution to the Fund, but combined to be the largest positive contributor to the performance of the Fund for the reporting period. Some of the best performing corporate issuers for the Fund for the reporting period were from companies such as Kinder Morgan, Mead Johnson, Becton Dickinson & Co. and Reynolds American, Inc. Some of the worst performing issuers were Teva Pharmaceuticals, Under Armour and Sherwin Williams.
Yield Curve
During the reporting period, the yield curve strategy was a positive contributor to the Fund's performance relative to the BBUSC-Baa. The Fund maintained a flattening bias for the majority of the reporting period, which was a positive contributor to performance.
Annual Shareholder Report
1

Sector allocation
Sector allocation was a positive contributor to the Fund's outperformance for the reporting period. Overweights in the Metals & Mining and Refining sectors and underweights in the Pharmaceutical and Wireline sectors were positive contributors to Fund performance. These positives more than offset the negative contribution from an underweight to Sovereign Credits.
Duration
The Fund's duration, which was slightly less than the duration of the BBUSC-Baa benchmark, had no material impact on the Fund's performance for the reporting period. During the reporting period, the Fund used Treasury futures contracts6 to help manage the duration of the Fund, but these positions had no material impact on the Fund's performance for the reporting period.
1	Please see the footnotes to the line graphs below for definitions of, and further information about the BBUSC.
2	Please see the footnotes to the line graphs below for definitions of, and further information about the BBUSC-Baa.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
5	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Corporate Bond Strategy Portfolio from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays U.S. Credit Index (BBUSC)2 and the Baa component of the Bloomberg Barclays U.S. Credit Index (BBUSC-Baa).3 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Fund	8.01%	4.07%	6.31%
BBUSC	6.18%	3.24%	5.42%
BBUSC-Baa	7.45%	3.65%	6.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBUSC and BBUSC-Baa have been adjusted to reflect reinvestment of dividends on securities in an index.
2	The BBUSC is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. Issues are rated at least “Baa” by Moody's Investors Service or “BBB” by Standard & Poor's, if unrated by Moody's. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BBUSC-Baa is a component of the BBUSC comprised of corporate bonds or securities represented by the following sectors: industrial, utility and finance, including both U.S. and non-U.S. corporations and non-corporate bonds or securities represented by the following sectors: sovereign, supranational, foreign agencies and foreign local governments. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	95.5%
Foreign Government Debt Securities	2.3%
Derivative Contracts[2,3]	0.0%
Cash Equivalents[4]	1.5%
Other Assets and Liabilities—Net[5]	0.7%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2017
Principal Amount or Shares			Value
		CORPORATE BONDS—95.5%
		Basic Industry - Chemicals—0.7%
$90,000		Albemarle Corp., 4.15%, 12/1/2024	$95,482
90,000		Albemarle Corp., Sr. Unsecd. Note, 5.45%, 12/1/2044	106,507
85,000		Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	90,071
300,000		RPM International, Inc., Sr. Unsecd. Note, 5.25%, 6/1/2045	346,602
		TOTAL	638,662
		Basic Industry - Metals & Mining—2.3%
235,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.50%, 4/15/2040	248,406
40,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	40,820
150,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	156,567
130,000		Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	139,100
250,000		Gold Fields Orogen Holding BVI Ltd., Company Guarantee, Series 144A, 4.875%, 10/7/2020	255,625
280,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	291,897
225,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	237,405
250,000		Southern Copper Corp., Sr. Unsecd. Note, 6.75%, 4/16/2040	325,813
170,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.30%, 8/1/2032	171,088
105,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.55%, 4/15/2026	108,957
		TOTAL	1,975,678
		Basic Industry - Paper—1.2%
150,000		International Paper Co., Sr. Unsecd. Note, 3.00%, 2/15/2027	145,677
300,000		International Paper Co., Sr. Unsecd. Note, 4.40%, 8/15/2047	314,504
150,000		Weyerhaeuser Co., Sr. Unsecd. Note, 3.25%, 3/15/2023	152,929
140,000		Weyerhaeuser Co., Sr. Unsecd. Note, 4.70%, 3/15/2021	148,769
100,000		Weyerhaeuser Co., Sr. Unsecd. Note, 7.375%, 10/1/2019	108,404
100,000		Weyerhaeuser Co., Sr. Unsecd. Note, 7.375%, 3/15/2032	138,413
		TOTAL	1,008,696
		Capital Goods - Aerospace & Defense—3.4%
150,000		Arconic, Inc., Sr. Unsecd. Note, 5.40%, 4/15/2021	159,712
230,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, Series 144A, 3.85%, 12/15/2025	238,861
360,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.05%, 6/15/2025	383,400
100,000		Embraer SA, Sr. Unsecd. Note, 5.15%, 6/15/2022	107,250
170,000		Hexcel Corp., Sr. Unsecd. Note, 3.95%, 2/15/2027	173,583
240,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, Series 144A, 3.483%, 12/1/2027	239,700
360,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.55%, 1/15/2026	374,357
740,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.25%, 1/15/2028	742,427
136,000	[1]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 3.151%, (3-month USLIBOR +1.735%), 2/15/2042	120,360
300,000		Textron, Inc., Sr. Unsecd. Note, 3.875%, 3/1/2025	311,382
50,000		Textron, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2024	52,934
		TOTAL	2,903,966
		Capital Goods - Building Materials—0.6%
125,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.20%, 10/1/2024	123,844
220,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.55%, 10/1/2027	218,088
170,000		Masco Corp., Sr. Unsecd. Note, 4.50%, 5/15/2047	173,521
4,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	4,382
		TOTAL	519,835
		Capital Goods - Construction Machinery—0.4%
120,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/1/2021	129,638
Annual Shareholder Report
5

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Capital Goods - Construction Machinery—continued
$180,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.85%, 11/15/2027	$179,808
	TOTAL	309,446
	Capital Goods - Diversified Manufacturing—0.9%
140,000	Lennox International, Inc., Sr. Unsecd. Note, 3.00%, 11/15/2023	138,403
60,000	Roper Technologies, Inc., Sr. Unsecd. Note, 3.85%, 12/15/2025	62,032
275,000	Valmont Industries, Inc., 5.25%, 10/1/2054	285,449
67,000	Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 4/20/2020	72,930
240,000	Wabtec Corp., Sr. Unsecd. Note, 3.45%, 11/15/2026	235,088
	TOTAL	793,902
	Capital Goods - Packaging—0.9%
180,000	Packaging Corp. of America, Sr. Unsecd. Note, 3.65%, 9/15/2024	184,791
65,000	Packaging Corp. of America, Sr. Unsecd. Note, 3.90%, 6/15/2022	67,761
80,000	Packaging Corp. of America, Sr. Unsecd. Note, 4.50%, 11/1/2023	86,156
220,000	Sonoco Products Co., Sr. Unsecd. Note, 5.75%, 11/1/2040	265,072
120,000	WestRock Co., Sr. Unsecd. Note, 4.00%, 3/1/2023	124,472
40,000	WestRock Co., Sr. Unsecd. Note, 4.45%, 3/1/2019	40,899
	TOTAL	769,151
	Communications - Cable & Satellite—2.1%
190,000	CCO Safari II LLC, 6.484%, 10/23/2045	222,121
380,000	Charter Communications Operating LLC, 5.375%, 5/1/2047	390,752
300,000	Charter Communications, Inc., 4.20%, 3/15/2028	297,563
165,000	Cox Communications, Inc., Sr. Unsecd. Note, Series 144A, 3.35%, 9/15/2026	161,502
300,000	Time Warner Cable, Inc., Company Guarantee, 5.00%, 2/1/2020	313,220
300,000	Time Warner Cable, Inc., Company Guarantee, 5.50%, 9/1/2041	313,492
50,000	Time Warner Cable, Inc., Company Guarantee, 8.75%, 2/14/2019	53,322
	TOTAL	1,751,972
	Communications - Media & Entertainment—5.1%
100,000	21st Century Fox America, Inc., 6.75%, 1/9/2038	136,833
200,000	21st Century Fox America, Inc., Sr. Unsecd. Note, 3.70%, 10/15/2025	209,006
300,000	21st Century Fox America, Inc., Sr. Unsecd. Note, 3.70%, 9/15/2024	312,402
450,000	British Sky Broadcasting Group PLC, Series 144A, 3.75%, 9/16/2024	469,923
200,000	CBS Corp., 3.70%, 8/15/2024	206,044
200,000	CBS Corp., 4.90%, 8/15/2044	210,804
190,000	CBS Corp., Sr. Unsecd. Note, Series 144A, 3.70%, 6/1/2028	187,716
400,000	Discovery Communications LLC, Sr. Unsecd. Note, 3.95%, 3/20/2028	398,570
370,000	Discovery Communications LLC, Sr. Unsecd. Note, 4.90%, 3/11/2026	395,273
250,000	Grupo Televisa S.A., 6.625%, 3/18/2025	296,460
250,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.00%, 5/13/2045	256,709
70,000	Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 4.00%, 3/15/2022	72,412
305,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	315,146
200,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.65%, 11/1/2024	205,490
100,000	S&P Global, Inc., Sr. Note, 4.00%, 6/15/2025	105,182
230,000	S&P Global, Inc., Sr. Note, 4.40%, 2/15/2026	249,562
280,000	WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	302,650
	TOTAL	4,330,182
	Communications - Telecom Wireless—1.6%
100,000	American Tower Corp., Sr. Unsecd. Note, 4.40%, 2/15/2026	105,308
200,000	American Tower Corp., Sr. Unsecd. Note, 5.00%, 2/15/2024	219,321
400,000	Crown Castle International Corp., Sr. Unsecd. Note, 4.45%, 2/15/2026	420,550
Annual Shareholder Report
6

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Communications - Telecom Wireless—continued
$300,000	TELUS Corp., Sr. Unsecd. Note, 2.80%, 2/16/2027	$284,503
330,000	Telefonaktiebolaget LM Ericsson, Sr. Unsecd. Note, 4.125%, 5/15/2022	332,606
	TOTAL	1,362,288
	Communications - Telecom Wirelines—9.9%
300,000	AT&T, Inc., Sr. Unsecd. Note, 3.90%, 8/14/2027	302,507
750,000	AT&T, Inc., Sr. Unsecd. Note, 4.25%, 3/1/2027	765,767
1,290,000	AT&T, Inc., Sr. Unsecd. Note, 4.80%, 6/15/2044	1,279,598
800,000	AT&T, Inc., Sr. Unsecd. Note, 5.30%, 8/14/2058	805,219
400,000	AT&T, Inc., Sr. Unsecd. Note, 5.45%, 3/1/2047	428,748
245,000	AT&T, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2041	289,729
225,000	Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	243,539
180,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	204,902
40,000	Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	53,784
750,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 3/16/2027	783,312
390,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	361,419
300,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.15%, 3/15/2024	315,892
360,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.522%, 9/15/2048	355,606
534,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.012%, 4/15/2049	561,806
1,500,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	1,670,791
	TOTAL	8,422,619
	Consumer Cyclical - Automotive—2.0%
200,000	Ford Motor Co., Sr. Unsecd. Note, 4.75%, 1/15/2043	203,404
200,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	203,262
470,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 4.25%, 9/20/2022	493,299
200,000	General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	205,664
455,000	General Motors Co., Sr. Unsecd. Note, 5.20%, 4/1/2045	482,161
110,000	General Motors Co., Sr. Unsecd. Note, 6.75%, 4/1/2046	138,877
	TOTAL	1,726,667
	Consumer Cyclical - Retailers—2.2%
100,000	Advance Auto Parts, Inc., 4.50%, 12/1/2023	105,252
80,000	Advance Auto Parts, Inc., Company Guarantee, 4.50%, 1/15/2022	83,900
130,000	AutoNation, Inc., Sr. Unsecd. Note, 4.50%, 10/1/2025	136,237
55,000	AutoZone, Inc., Sr. Unsecd. Note, 3.125%, 4/21/2026	53,653
50,000	CVS Health Corp., Sr. Unsecd. Note, 3.875%, 7/20/2025	51,563
520,000	CVS Health Corp., Sr. Unsecd. Note, 5.125%, 7/20/2045	597,758
70,000	Dollar General Corp., Sr. Unsecd. Note, 3.875%, 4/15/2027	73,122
310,000	Dollar General Corp., Sr. Unsecd. Note, 4.15%, 11/1/2025	328,606
335,000	O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	355,945
120,000	Under Armour, Inc., Sr. Unsecd. Note, 3.25%, 6/15/2026	105,226
	TOTAL	1,891,262
	Consumer Non-Cyclical - Food/Beverage—4.7%
125,000	Bacardi Ltd., Sr. Unsecd. Note, Series 144A, 2.75%, 7/15/2026	120,305
290,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.947%, 11/2/2026	282,838
210,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.50%, 10/1/2026	206,283
200,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	206,804
300,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	316,975
150,000	Heineken NV, Sr. Unsecd. Note, Series 144A, 4.35%, 3/29/2047	165,534
250,000	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	252,027
475,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.00%, 6/1/2026	457,800
Annual Shareholder Report
7

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Food/Beverage—continued
$330,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	$327,907
250,000	McCormick & Co., Inc., Sr. Unsecd. Note, 3.40%, 8/15/2027	253,705
250,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.60%, 6/1/2044	279,141
280,000	Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, Series 144A, 2.00%, 10/28/2021	272,620
140,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 2.65%, 10/3/2021	138,203
300,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 2/1/2027	308,340
200,000	Tyson Foods, Inc., 3.95%, 8/15/2024	210,587
185,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.55%, 6/2/2027	189,748
	TOTAL	3,988,817
	Consumer Non-Cyclical - Health Care—1.6%
120,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.20%, 10/1/2022	121,130
50,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	51,840
55,000	Becton, Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	56,402
300,000	Becton, Dickinson & Co., Sr. Unsecd. Note, 4.669%, 6/6/2047	325,845
260,000	Becton, Dickinson & Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	285,173
40,000	Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.75%, 8/23/2022	41,521
250,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 2.95%, 9/19/2026	243,322
250,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 4.10%, 8/15/2047	258,406
	TOTAL	1,383,639
	Consumer Non-Cyclical - Pharmaceuticals—3.3%
400,000	Abbott Laboratories, Sr. Unsecd. Note, 3.75%, 11/30/2026	411,392
400,000	Abbott Laboratories, Sr. Unsecd. Note, 4.90%, 11/30/2046	460,042
100,000	Celgene Corp., Sr. Unsecd. Note, 3.875%, 8/15/2025	103,650
375,000	Celgene Corp., Sr. Unsecd. Note, 5.00%, 8/15/2045	426,760
190,000	Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 2.40%, 9/23/2021	187,155
520,000	Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 3.20%, 9/23/2026	509,249
600,000	Teva Pharmaceutical Finance III BV, Sr. Unsecd. Note, 3.15%, 10/1/2026	496,167
300,000	Teva Pharmaceutical Finance III BV, Sr. Unsecd. Note, 4.10%, 10/1/2046	229,116
	TOTAL	2,823,531
	Consumer Non-Cyclical - Products—0.5%
400,000	Hasbro, Inc., Sr. Unsecd. Note, 5.10%, 5/15/2044	421,000
	Consumer Non-Cyclical - Supermarkets—0.5%
300,000	Kroger Co., Bond, 6.90%, 4/15/2038	388,729
	Consumer Non-Cyclical - Tobacco—1.2%
200,000	Bat Capital Corp., Sr. Unsecd. Note, Series 144A, 4.54%, 8/15/2047	211,255
300,000	Reynolds American, Inc., Sr. Unsecd. Note, 5.85%, 8/15/2045	375,722
300,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.00%, 8/4/2041	406,997
	TOTAL	993,974
	Energy - Independent—2.7%
400,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.45%, 7/15/2024	398,838
180,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.55%, 3/15/2026	202,238
590,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.80%, 4/15/2024	608,299
140,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.90%, 5/15/2027	143,386
400,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.15%, 1/15/2026	426,325
500,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.85%, 6/1/2025	509,665
	TOTAL	2,288,751
	Energy - Integrated—2.7%
245,000	Husky Energy, Inc., Sr. Unsecd. Note, 3.95%, 4/15/2022	253,689
100,000	Petro-Canada, Bond, 5.35%, 7/15/2033	118,269
Annual Shareholder Report
8

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Energy - Integrated—continued
$550,000		Petroleos Mexicanos, 6.50%, 6/2/2041	$567,050
1,140,000		Petroleos Mexicanos, Company Guarantee, 6.00%, 3/5/2020	1,210,965
130,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.50%, 3/13/2027	142,252
		TOTAL	2,292,225
		Energy - Midstream—6.0%
80,000		Andeavor Logistics LP, Sr. Unsecd. Note, 4.25%, 12/1/2027	80,822
100,000		Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 4.50%, 6/1/2025	106,613
100,000		Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 5.80%, 6/1/2045	125,182
600,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	635,188
250,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 5.30%, 4/15/2047	249,146
250,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	272,207
250,000		Enterprise Products Operating LLC, 3.90%, 2/15/2024	260,791
500,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 4.85%, 3/15/2044	549,668
40,000		Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.45%, 7/15/2020	42,685
495,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	576,810
395,000		MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	405,216
500,000		ONEOK, Inc., Sr. Unsecd. Note, 4.95%, 7/13/2047	521,772
290,000		TC Pipelines, LP, Sr. Unsecd. Note, 3.90%, 5/25/2027	291,924
200,000		Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	198,915
790,000		Williams Partners LP, Sr. Unsecd. Note, 3.90%, 1/15/2025	806,169
		TOTAL	5,123,108
		Energy - Oil Field Services—0.7%
35,000		Nabors Industries, Inc., Company Guarantee, 5.00%, 9/15/2020	35,088
100,000		Nabors Industries, Inc., Sr. Unsecd. Note, 4.625%, 9/15/2021	95,750
200,000		Nabors Industries, Inc., Sr. Unsecd. Note, 5.10%, 9/15/2023	188,000
11,000		Noble Holding International Ltd., Company Guarantee, 4.90%, 8/1/2020	10,615
150,000		Weatherford International Ltd., 7.00%, 3/15/2038	126,750
165,000		Weatherford International Ltd., Sr. Unsecd. Note, 5.95%, 4/15/2042	129,525
		TOTAL	585,728
		Energy - Refining—1.0%
300,000		HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 4/1/2026	334,251
150,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 6.50%, 3/1/2041	188,483
190,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	218,283
100,000		Valero Energy Corp., Sr. Unsecd. Note, 3.65%, 3/15/2025	102,824
		TOTAL	843,841
		Financial Institution - Banking—14.9%
210,000		Associated Banc-Corp., Sub. Note, 4.25%, 1/15/2025	216,497
1,600,000	[1]	Bank of America Corp., Sr. Unsecd. Note, 3.705%, (3-month USLIBOR +1.512%), 4/24/2028	1,643,690
600,000	[1]	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.593%, (3-month USLIBOR +1.370%), 7/21/2028	610,428
750,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.248%, 10/21/2027	744,942
200,000		Bank of America Corp., Sub. Note, Series L, 3.95%, 4/21/2025	206,972
800,000		Bank of America Corp., Sub. Note, Series MTN, 4.00%, 1/22/2025	832,868
520,000		Capital One Financial Corp., Sr. Sub. Note, 4.20%, 10/29/2025	535,739
180,000		Citigroup, Inc., 4.125%, 7/25/2028	185,856
250,000		Citigroup, Inc., 5.50%, 9/13/2025	282,018
400,000		Citigroup, Inc., Sr. Unsecd. Note, 2.75%, 4/25/2022	399,544
250,000	[1]	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, (3-month USLIBOR +0.950%), 7/24/2023	248,979
480,000		Citigroup, Inc., Sr. Unsecd. Note, 3.40%, 5/1/2026	483,610
500,000	[1]	Citigroup, Inc., Sr. Unsecd. Note, 3.668%, (3-month USLIBOR +1.390%), 7/24/2028	507,736
Annual Shareholder Report
9

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$350,000		Citigroup, Inc., Sr. Unsecd. Note, 3.70%, 1/12/2026	$360,860
400,000	[1]	Citigroup, Inc., Sr. Unsecd. Note, 3.887%, (3-month USLIBOR +1.563%), 1/10/2028	414,389
750,000		Citigroup, Inc., Sub. Note, 3.875%, 3/26/2025	768,765
180,000		Citizens Financial Group, Inc., Sub. Note, 4.30%, 12/3/2025	189,067
150,000		Citizens Financial Group, Inc., Sub. Note, 4.35%, 8/1/2025	156,234
250,000		Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	259,509
200,000		Comerica, Inc., 3.80%, 7/22/2026	203,214
250,000		Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 2.75%, 9/29/2019	250,766
200,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	200,904
155,000		Fifth Third Bancorp, Sr. Unsecd. Note, 2.875%, 7/27/2020	156,722
400,000	[1]	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.905%, (3-month USLIBOR +0.990%), 7/24/2023	397,576
300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.50%, 11/16/2026	301,990
200,000	[1]	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, (3-month USLIBOR +1.510%), 6/5/2028	203,074
400,000		Goldman Sachs Group, Inc., Sub. Note, 4.25%, 10/21/2025	418,366
40,000		Huntington Bancshares, Inc., Sub. Note, 7.00%, 12/15/2020	44,757
450,000		Morgan Stanley, Sub. Note, 5.00%, 11/24/2025	493,099
175,000		Morgan Stanley, Sub. Note, Series MTN, 4.10%, 5/22/2023	182,515
410,000		Regions Financial Corp., Sr. Unsecd. Note, 3.20%, 2/8/2021	417,421
200,000		SunTrust Bank, Sub. Note, 3.30%, 5/15/2026	198,385
150,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.90%, 3/3/2021	151,777
50,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	50,795
		TOTAL	12,719,064
		Financial Institution - Broker/Asset Mgr/Exchange—1.2%
190,000		Cantor Fitzgerald LP, Bond, 7.875%, 10/15/2019	205,729
180,000		Jefferies Group LLC, Sr. Unsecd. Note, 5.125%, 1/20/2023	195,276
70,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	78,360
300,000		Stifel Financial Corp., 4.25%, 7/18/2024	307,668
200,000		TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 4.125%, 11/1/2024	211,340
		TOTAL	998,373
		Financial Institution - Finance Companies—0.7%
300,000		Discover Bank, Sub. Note, Series BKNT, 8.70%, 11/18/2019	329,980
200,000		Discover Financial Services, Sr. Unsecd. Note, 4.10%, 2/9/2027	205,189
70,000		Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	74,608
		TOTAL	609,777
		Financial Institution - Insurance - Life—1.9%
75,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	108,094
300,000		American International Group, Inc., 4.50%, 7/16/2044	324,117
255,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	269,745
100,000		American International Group, Inc., Sr. Unsecd. Note, 4.375%, 1/15/2055	102,217
110,000		Lincoln National Corp., Sr. Note, 7.00%, 6/15/2040	152,011
200,000		Lincoln National Corp., Sr. Unsecd. Note, 6.25%, 2/15/2020	215,463
100,000		MetLife, Inc., Jr. Sub. Note, 10.75%, 8/1/2039	167,500
50,000		Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	69,934
250,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.10%, 11/15/2026	247,316
		TOTAL	1,656,397
		Financial Institution - Insurance - P&C—1.9%
500,000		CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	541,131
120,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2022	131,064
120,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 6.625%, 4/15/2042	163,025
Annual Shareholder Report
10

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - P&C—continued
$60,000	Liberty Mutual Group, Inc., Company Guarantee, Series 144A, 5.00%, 6/1/2021	$64,215
310,000	Liberty Mutual Group, Inc., Series 144A, 4.95%, 5/1/2022	334,790
55,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2023	58,017
195,000	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	332,409
	TOTAL	1,624,651
	Financial Institution - REIT - Apartment—1.1%
160,000	Mid-America Apartment Communities LP, 4.00%, 11/15/2025	165,959
150,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.75%, 6/15/2024	154,354
100,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	101,471
70,000	UDR, Inc., Company Guarantee, Series 0001, 4.625%, 1/10/2022	74,299
250,000	UDR, Inc., Series MTN, 3.75%, 7/1/2024	257,449
200,000	UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.50%, 1/15/2028	199,979
	TOTAL	953,511
	Financial Institution - REIT - Healthcare—1.2%
100,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.95%, 1/15/2021	106,321
400,000	Healthcare Trust of America, 3.70%, 4/15/2023	409,368
300,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.95%, 1/15/2028	297,033
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.30%, 3/15/2027	203,815
	TOTAL	1,016,537
	Financial Institution - REIT - Office—0.4%
100,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.90%, 6/15/2023	103,455
90,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.95%, 1/15/2027	92,083
100,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.95%, 1/15/2028	102,286
60,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2022	63,764
	TOTAL	361,588
	Financial Institution - REIT - Other—0.4%
300,000	WP Carey, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2024	313,747
	Financial Institution - REIT - Retail—0.9%
140,000	Kimco Realty Corp., Sr. Unsecd. Note, 2.80%, 10/1/2026	132,367
80,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.40%, 11/1/2022	81,661
290,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.80%, 4/1/2027	293,370
200,000	Tanger Properties LP, Sr. Unsecd. Note, 3.125%, 9/1/2026	190,680
45,000	Tanger Properties LP, Sr. Unsecd. Note, 3.875%, 12/1/2023	45,919
	TOTAL	743,997
	Technology—3.8%
67,000	BMC Software, Inc., 7.25%, 6/1/2018	68,172
60,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 4.42%, 6/15/2021	62,564
840,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 6.02%, 6/15/2026	927,491
190,000	Equifax, Inc., Sr. Unsecd. Note, 2.30%, 6/1/2021	185,592
550,000	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, 3.60%, 10/15/2020	561,870
100,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	98,128
70,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.45%, 12/15/2024	69,608
450,000	Keysight Technologies, Inc., 4.55%, 10/30/2024	477,988
350,000	Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.90%, 4/15/2025	357,344
80,000	Total System Services, Inc., Sr. Unsecd. Note, 4.80%, 4/1/2026	86,675
220,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	229,892
75,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	76,814
	TOTAL	3,202,138
Annual Shareholder Report
11

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Transportation - Railroads—0.8%
$100,000		Canadian Pacific Railway Co., 7.125%, 10/15/2031	$137,106
200,000		Canadian Pacific Railway Co., Sr. Unsecd. Note, 4.45%, 3/15/2023	213,534
305,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.00%, 5/15/2023	302,684
		TOTAL	653,324
		Transportation - Services—0.9%
330,000		Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2042	390,730
400,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.30%, 4/1/2021	407,670
		TOTAL	798,400
		Utility - Electric—6.0%
130,000		AEP Texas, Inc., Sr. Unsecd. Note, 3.85%, 10/1/2025	135,943
80,000		Ameren Corp., Sr. Unsecd. Note, 3.65%, 2/15/2026	82,102
95,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	96,444
200,000		Appalachian Power Co., Sr. Unsecd. Note, 7.00%, 4/1/2038	285,413
225,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	281,028
240,000		Duke Energy Corp., Sr. Unsecd. Note, 2.65%, 9/1/2026	230,336
300,000		EDP Finance BV, Sr. Unsecd. Note, Series 144A, 3.625%, 7/15/2024	302,374
300,000	[1]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 7/22/2066	310,875
390,000		Emera US Finance LP, Sr. Unsecd. Note, 4.75%, 6/15/2046	428,310
200,000		Enel Finance International NV, Sr. Unsecd. Note, Series 144A, 4.75%, 5/25/2047	217,242
100,000		Exelon Corp., Sr. Unsecd. Note, 3.95%, 6/15/2025	104,352
390,000		Fortis, Inc., Sr. Unsecd. Note, 3.055%, 10/4/2026	377,173
240,000		Kansas City Power and Light Co., Sr. Unsecd. Note, 3.65%, 8/15/2025	245,992
290,000	[1]	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.25%, (3-month USLIBOR +3.630%), 4/20/2046	311,976
200,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.55%, 5/1/2027	204,065
300,000		NiSource Finance Corp., Sr. Unsecd. Note, 3.95%, 3/30/2048	308,372
100,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	109,969
250,000		Northeast Utilities, Sr. Unsecd. Note, Series H, 3.15%, 1/15/2025	251,268
200,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.95%, 3/15/2024	209,474
200,000		PPL WEM Holdings PLC, Sr. Unsecd. Note, Series 144A, 5.375%, 5/1/2021	214,479
30,000		Progress Energy, Inc., 7.05%, 3/15/2019	31,677
80,000		TECO Finance, Inc., Company Guarantee, 5.15%, 3/15/2020	84,237
250,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	261,936
		TOTAL	5,085,037
		Utility - Natural Gas—1.2%
80,000		Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.50%, 9/15/2040	87,809
200,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	202,829
130,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.95%, 9/15/2027	129,704
90,000		National Fuel Gas Co., Sr. Unsecd. Note, 4.90%, 12/1/2021	94,851
200,000		Sempra Energy, Sr. Unsecd. Note, 3.55%, 6/15/2024	205,212
250,000		Southern Natural Gas, Sr. Unsecd. Note, Series 144A, 4.80%, 3/15/2047	275,794
		TOTAL	996,199
		TOTAL CORPORATE BONDS (IDENTIFIED COST $77,774,271)	81,270,409
		FOREIGN GOVERNMENTS/AGENCIES—2.3%
		Sovereign—2.3%
850,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	896,325
200,000		Mexico, Government of, 4.75%, 3/8/2044	202,200
206,000		Mexico, Government of, 6.75%, 9/27/2034	267,800
300,000		Mexico, Government of, Sr. Unsecd. Note, 3.60%, 1/30/2025	304,050
Annual Shareholder Report
12

Principal Amount or Shares		Value
	FOREIGN GOVERNMENTS/AGENCIES—continued
	Sovereign—continued
190,000	Peru, Government of, 6.55%, 3/14/2037	$256,975
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,797,773)	1,927,350
	REPURCHASE AGREEMENT—1.5%
	Finance - Banking—1.5%
$1,241,000	Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (AT COST)	1,241,000
	TOTAL INVESTMENT IN SECURITIES—99.3% (IDENTIFIED COST $80,813,044)[2]	84,438,759
	OTHER ASSETS AND LIABILITIES-NET—0.7%[3]	613,469
	TOTAL NET ASSETS—100%	$85,052,228
At December 31, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
4U.S. Treasury Notes 5-Year Long Futures	15	$1,742,461	March 2018	$(8,121)
4U.S. Treasury Notes 10-Year Short Futures	80	$9,923,750	March 2018	$62,427
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$54,306
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities - Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Also represents cost for federal tax purposes.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
13

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$81,270,409	$—	$81,270,409
Foreign Governments/Agencies	—	1,927,350	—	1,927,350
Repurchase Agreement	—	1,241,000	—	1,241,000
TOTAL SECURITIES	$—	$84,438,759	$—	$84,438,759
Other Financial Instruments
Assets
Futures	$62,427	$—	$—	$62,427
Liabilities
Futures	(8,121)	—	—	(8,121)
TOTAL OTHER FINANCIAL INSTRUMENTS	$54,306	$—	$—	$54,306
The following acronyms are used throughout this portfolio:
BKNT	—Bank Notes
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.71	$10.29	$11.05	$10.70	$11.41
Income From Investment Operations:
Net investment income	0.45	0.46	0.47	0.49	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	0.39	0.42	(0.76)	0.37	(0.62)
TOTAL FROM INVESTMENT OPERATIONS	0.84	0.88	(0.29)	0.86	(0.12)
Less Distributions:
Distributions from net investment income	(0.45)	(0.46)	(0.47)	(0.49)	(0.50)
Distributions from net realized gain on investments and futures contracts	—	—	—	(0.02)	(0.09)
TOTAL DISTRIBUTIONS	(0.45)	(0.46)	(0.47)	(0.51)	(0.59)
Net Asset Value, End of Period	$11.10	$10.71	$10.29	$11.05	$10.70
Total Return[1]	8.01%	8.61%	(2.71)%	8.08%	(1.02)%
Ratios to Average Net Assets:
Net expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	4.14%	4.28%	4.39%	4.39%	4.57%
Expense waiver/reimbursement[3]	0.29%	0.33%	0.34%	0.37%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$85,052	$78,255	$72,610	$67,937	$49,635
Portfolio turnover	22%	25%	26%	11%	31%
1	Based on net asset value.
2	The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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15

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities at value (identified cost $80,813,044)		$84,438,759
Cash		921
Restricted cash (Note 2)		76,969
Income receivable		931,541
Receivable for shares sold		409
TOTAL ASSETS		85,448,599
Liabilities:
Payable for shares redeemed	$77
Payable for daily variation margin on futures contracts	14,814
Income distribution payable	284,895
Payable to adviser (Note 5)	3,972
Payable for administrative fees (Note 5)	560
Payable for auditing fees	30,430
Payable for portfolio accounting fees	46,527
Accrued expenses (Note 5)	15,096
TOTAL LIABILITIES		396,371
Net assets for 7,664,212 shares outstanding		$85,052,228
Net Assets Consist of:
Paid-in capital		$81,208,141
Net unrealized appreciation of investments and futures contracts		3,680,021
Accumulated net realized gain on investments and futures contracts		157,023
Undistributed net investment income		7,043
TOTAL NET ASSETS		$85,052,228
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$85,052,228 ÷ 7,664,212 shares outstanding, no par value, unlimited shares authorized		$11.10
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended December 31, 2017
Investment Income:
Interest		$3,467,163
Expenses:
Administrative fee (Note 5)	$66,359
Custodian fees	6,709
Transfer agent fee	8,814
Directors'/Trustees' fees (Note 5)	2,102
Auditing fees	30,430
Legal fees	8,640
Portfolio accounting fees	51,557
Share registration costs	21,469
Printing and postage	16,864
Commitment fee (Note 7)	15,490
Miscellaneous (Note 5)	11,691
TOTAL EXPENSES	240,125
Reimbursement:
Reimbursement of other operating expenses (Note 5)	$(240,125)
Net expenses		—
Net investment income		3,467,163
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		843,408
Net realized loss on futures contracts		(97,492)
Net change in unrealized appreciation of investments		2,140,294
Net change in unrealized appreciation of futures contracts		32,534
Net realized and unrealized gain on investments and futures contracts		2,918,744
Change in net assets resulting from operations		$6,385,907
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,467,163	$3,320,333
Net realized gain on investments and futures contracts	745,916	321,739
Net change in unrealized appreciation/depreciation of investments and futures contracts	2,172,828	2,686,865
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,385,907	6,328,937
Distributions to Shareholders:
Distributions from net investment income	(3,469,545)	(3,319,859)
Share Transactions:
Proceeds from sale of shares	16,626,012	11,616,324
Net asset value of shares issued to shareholders in payment of distributions declared	48,429	27,765
Cost of shares redeemed	(12,793,855)	(9,007,829)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,880,586	2,636,260
Change in net assets	6,796,948	5,645,338
Net Assets:
Beginning of period	78,255,280	72,609,942
End of period (including undistributed net investment income of $7,043 and $9,425, respectively)	$85,052,228	$78,255,280
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Corporate Bond Strategy Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
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■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The detail of the total fund expense reimbursement of $240,125 is disclosed in various locations in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $4,394,748 and $12,283,317, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
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Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin on futures contracts	$(54,306)*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(97,492)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$32,534
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	1,519,886	1,081,151
Shares issued to shareholders in payment of distributions declared	4,407	2,562
Shares redeemed	(1,166,331)	(833,479)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	357,962	250,234
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$3,469,545	$3,319,859
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As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$7,043
Net unrealized appreciation	$3,625,715
Undistributed long-term capital gains	$211,329
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for mark-to-market on futures contracts.
At December 31, 2017, the cost of investments for federal tax purposes was $80,813,044. The net unrealized appreciation of investments for federal tax purposes was $3,625,715. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,096,333 and net unrealized depreciation from investments for those securities having an excess of cost over value of $470,618. The amounts presented are inclusive of derivative contracts.
The Fund used capital loss carryforwards of $567,119 to offset capital gains realized during the year ended December 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts; or (3) to the extent permitted under applicable law, other Federated funds. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2017, the Adviser reimbursed $240,125 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund. For the year ended December 31, 2017, the Fund's Adviser reimbursed the Fund for any fee paid to FAS.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$23,169,765
Sales	$18,097,997
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7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
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23

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED CORPORATE BOND STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Corporate Bond Strategy Portfolio (the “Fund”) (one of the funds constituting the Federated Managed Pool Series (the “Trust”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Corporate Bond Strategy Portfolio (one of the funds constituting the Federated Managed Pool Series) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000	$1,030.90	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.20	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund.

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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: October 2005	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
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29

Evaluation and Approval of Advisory Contract–May 2017
Federated Corporate Bond Strategy Portfolio (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements. The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investment accounts, and may also be offered to other Federated funds.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Investors, Inc. and its affiliates (“Federated”) and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense
Annual Shareholder Report
30

structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
The Board was informed by the Adviser that, for the periods covered by the Senior Officer's Evaluation, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab.
Annual Shareholder Report
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Corporate Bond Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P100
36217 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017
Ticker FHYSX

Federated High-Yield Strategy Portfolio

A Portfolio of Federated Managed Pool Series

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of the Federated High-Yield Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 7.50%. The total return of the Fund's shares consisted of 6.28% current income and 1.22% of appreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was 7.50% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (1) the allocation among industries; and (2) the selection of individual securities.
MARKET OVERVIEW
The total return for the high-yield2 market for the reporting period was attractive on both an absolute as well as a relative basis. For example, the BBHY2%ICI, which returned 7.50% for the period, substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index,3 a measure of high-quality bond4 performance, which returned 3.54% for the period. The high-yield market benefited from a global synchronized economic expansion that appeared to be strengthening as 2017 came to a close. This was driven by a business-friendly administration in Washington, accommodative central bank policy outside the U.S., high levels of employment as well as strong levels of business and consumer confidence. These factors led to strong corporate earnings, high levels of cash generation by high-yield companies and declining default rates which supported high-yield bonds. These positive drivers also led to surging equity markets increasing the overall enterprise value for corporations. From a macro standpoint, the December 2017 passage of tax reform legislation would seem to be another factor to add to the long list of items positively impacting U.S. economic growth and corporate earnings. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,5 began the reporting period at 472 basis points and ended the reporting period at 394 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Pharmaceuticals, Transportation Services, Banking, Electric Utilities and Diversified Manufacturing. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Wireline Telecommunications, Retail, Consumer Products, Wireless Telecommunications and Media & Entertainment. From a credit quality perspective, the “CCC”-rated sector returned 10.38% while the “BB”-rated and “B”-rated sectors returned 7.32% and 6.48%, respectively, during the reporting period.
Sector Allocation
The Fund was positively affected by its sector allocation during the reporting period. This was mainly a result of its substantial underweight position in the poor-performing Wireline Telecommunications industry sector. However, this was partially offset by the Fund's cash holdings and its underweight position in the strong-performing Banking sector. Additionally, an overweight position in the strong-performing Pharmaceutical sector and an underweight position in the poor-performing Retail sector helped to offset some of the poor security selection in these two sectors.
Annual Shareholder Report

Security Selection
Overall, the Fund was negatively affected by its security selection during the period. This was especially true in the Retail, Consumer Products, Pharmaceutical, Midstream and Chemicals industry sectors. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: FGI Operating Co., PetSmart, Mallinckrodt, Northern Oil & Gas and Jaguar Holdings.
Offsetting some of the negative impact of security selection in certain industry sectors, the Fund was positively impacted during the reporting period by security selection in the Healthcare, Cable & Satellite, Automotive, Wireless Telecommunications, Packaging, Metals and the Media & Entertainment industry sectors. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Intelsat, Ortho-Clinical Diagnostics, Valeant Pharmaceutical, Digicel Group and Freeport-McMoRan.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High-Yield Strategy Portfolio from December 24, 2008 (start of performance) to December 31, 2017, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	Start of Performance*
Fund	7.50%	6.43%	13.19%
BBHY2%ICI	7.50%	5.78%	13.31%
*	The Fund's start of performance date was December 24, 2008.
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets[2]
Health Care	10.3%
Technology	9.6%
Cable Satellite	8.2%
Packaging	6.4%
Independent Energy	5.9%
Media Entertainment	5.6%
Midstream	5.4%
Wireless Communications	4.2%
Gaming	3.9%
Pharmaceuticals	3.9%
Metals & Mining	2.5%
Other[3]	29.8%
Cash Equivalents[4]	4.0%
Other Assets and Liabilities—Net[5]	0.3%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	As of the date specified above, the Fund owned shares of an affiliated investment company. For purposes of this table, the affiliated investment company is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, index classifications which constitute less than 2.5% of the Fund's total net assets have been aggregated under the designation “Other.”
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
December 31, 2017
Principal Amount or Shares			Value
		INVESTMENT COMPANY—100.2%
		Diversified—100.2%
6,541,012	[1]	High Yield Bond Portfolio (IDENTIFIED COST $42,816,259)	$41,862,475
		REPURCHASE AGREEMENT—0.8%
$311,000		Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (IDENTIFIED COST $311,000)	311,000
		TOTAL INVESTMENT IN SECURITIES—101.0% (IDENTIFIED COST $43,127,259)[2]	42,173,475
		OTHER ASSETS AND LIABILITIES - NET—(1.0)%[3]	(404,803)
		TOTAL NET ASSETS—100%	$41,768,672
1	Due to this affiliated holding representing greater than 75% of the Fund's total net assets, a copy of the affiliated holding's most recent Annual Report is included with this Report.
Affiliated fund holdings are investment companies which are managed by the Federated Investment Management Company (the “Adviser”) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended December 31, 2017, were as follows:
High Yield Bond Portfolio
Balance of Shares Held 12/31/2016	6,039,739
Purchases/Additions	1,485,599
Sales/Reductions	(984,326)
Balance of Shares Held 12/31/2017	6,541,012
Value	$41,862,475
Change in Unrealized Appreciation/Depreciation	$620,841
Net Realized Gain/(Loss)	$(160,827)
Dividend Income	$2,501,289
The Fund invests in High Yield Bond Portfolio (HYCORE), a portfolio of Federated Core Trust (“Core Trust”) which is managed by the Adviser. Core Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of HYCORE is to seek high current income. Federated receives no advisory or administrative fees from HYCORE. Income distributions from HYCORE are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of HYCORE, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. At December 31, 2017, HYCORE represents 100.2% of the Fund's net assets. Therefore, the performance of the Fund is directly affected by the performance of HYCORE. To illustrate the security holdings, financial condition, results of operations and changes in net assets of HYCORE, its financial statements are included within this report. The financial statements of HYCORE should be read in conjunction with the Fund's financial statements. The valuation of securities held by HYCORE is discussed in the notes to its financial statements.
2	The cost of investments for federal tax purposes amounts to $43,309,739.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2017, all investments of the Fund excluding the Investment Company utilized Level 2 inputs in valuing the Fund's assets carried at fair value. As permitted by U.S. generally accepted accounting principles (GAAP), the Investment Company valued at $41,862,475 is measured at fair value using the net asset value (NAV) per share practical expedient. The price of shares redeemed in this Investment Company is the next determined NAV after receipt of a shareholder redemption request.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.15	$12.13	$13.35	$13.92	$14.05
Income From Investment Operations:
Net investment income	0.80	0.83	0.86	0.93	1.06
Net realized and unrealized gain (loss) on investments	0.16	1.04	(1.06)	(0.44)	0.00[1]
TOTAL FROM INVESTMENT OPERATIONS	0.96	1.87	(0.20)	0.49	1.06
Less Distributions:
Distributions from net investment income	(0.80)	(0.83)	(0.87)	(0.92)	(1.06)
Distributions from net realized gain on investments	(0.02)	(0.02)	(0.15)	(0.14)	(0.13)
TOTAL DISTRIBUTIONS	(0.82)	(0.85)	(1.02)	(1.06)	(1.19)
Net Asset Value, End of Period	$13.29	$13.15	$12.13	$13.35	$13.92
Total Return[2]	7.50%	15.85%	(1.76)%	3.52%	7.83%
Ratios to Average Net Assets:
Net expenses[3]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	6.02%	6.52%	6.57%	6.76%	7.41%
Expense waiver/reimbursement[4]	0.41%	0.46%	0.49%	0.61%	0.77%
Supplemental Data:
Net assets, end of period (000 omitted)	$41,769	$38,324	$35,258	$29,735	$22,695
Portfolio turnover	15%	20%	25%	24%	20%
1	Represents less than $0.01.
2	Based on net asset value.
3	The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities, at value including $41,862,475 of investment in an affiliated holding (identified cost $43,127,259)		$42,173,475
Cash		952
Income receivable		207,462
Receivable for investments sold		100,000
Receivable for shares sold		1,018
TOTAL ASSETS		42,482,907
Liabilities:
Payable for investments purchased	$207,425
Payable for shares redeemed	243,348
Income distribution payable	202,316
Payable to adviser (Note 5)	343
Payable for administrative fees (Note 5)	277
Payable for auditing fees	27,740
Accrued expenses (Note 5)	32,786
TOTAL LIABILITIES		714,235
Net assets for 3,143,325 shares outstanding		$41,768,672
Net Assets Consist of:
Paid-in capital		$42,967,353
Net unrealized depreciation of investments		(953,784)
Accumulated net realized loss on investments		(245,455)
Undistributed net investment income		558
TOTAL NET ASSETS		$41,768,672
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$41,768,672 ÷ 3,143,325 shares outstanding, no par value, unlimited shares authorized		$13.29
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Dividends received from an affiliated holding (see footnotes to Portfolio of Investments)		$2,501,289
Interest		2,310
TOTAL INCOME		2,503,599
Expenses:
Administrative fee (Note 5)	$32,955
Custodian fees	4,867
Transfer agent fee	5,275
Directors'/Trustees' fees (Note 5)	1,742
Auditing fees	27,740
Legal fees	8,584
Portfolio accounting fees	44,151
Share registration costs	21,440
Printing and postage	17,919
Miscellaneous (Note 5)	5,074
TOTAL EXPENSES	169,747
Reimbursement of other operating expenses (Notes 2 and 5)	(169,747)
Net expenses		—
Net investment income		2,503,599
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments in an affiliated holding		(160,827)
Net change in unrealized depreciation on investments in an affiliated holding		620,841
Net realized and unrealized gain on investments		460,014
Change in net assets resulting from operations		$2,963,613
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,503,599	$2,326,294
Net realized gain (loss) on investments	(160,827)	43,157
Net change in unrealized appreciation/depreciation of investments	620,841	2,855,051
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,963,613	5,224,502
Distributions to Shareholders:
Distributions from net investment income	(2,504,204)	(2,334,649)
Distributions from net realized gain on investments	(74,298)	(50,471)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,578,502)	(2,385,120)
Share Transactions:
Proceeds from sale of shares	11,092,990	6,965,406
Net asset value of shares issued to shareholders in payment of distributions declared	47,635	28,234
Cost of shares redeemed	(8,081,287)	(6,766,576)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,059,338	227,064
Change in net assets	3,444,449	3,066,446
Net Assets:
Beginning of period	38,324,223	35,257,777
End of period (including undistributed net investment income of $558 and $1,163, respectively)	$41,768,672	$38,324,223
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Act as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated High-Yield Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income, by investing primarily in a high yield bond mutual fund and in a portfolio of fixed-income securities.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $169,747 is disclosed in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	830,483	547,775
Shares issued to shareholders in payment of distributions declared	3,559	2,204
Shares redeemed	(605,966)	(540,700)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	228,076	9,279
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income[1]	$2,534,311	$2,385,120
Long-term capital gains	$44,191	$—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$558
Net unrealized depreciation	$(1,136,264)
Capital loss deferrals	$(62,975)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At December 31, 2017, the cost of investments for federal tax purposes was $43,309,739. The net unrealized depreciation of investments for federal tax purposes was $1,136,264. This consists entirely of net unrealized depreciation from investments for those securities having an excess of cost over value of $1,136,264.
Under current tax rules, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of December 31, 2017, for federal income tax purposes, post October losses of $62,975 were deferred to January 1, 2018.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2017, the Adviser reimbursed $169,747 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Annual Shareholder Report

Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$9,544,313
Sales	$6,313,000
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, the fund had no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2017, the amount of long-term capital gains designated by the Fund was $44,191.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED HIGH-YIELD STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated High-Yield Strategy Portfolio (the “Fund”) (one of the funds constituting the Federated Managed Pool Series (the “Trust”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated High-Yield Strategy Portfolio (one of the funds constituting the Federated Managed Pool Series) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000	$1,022.60	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.20	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses incurred by the Fund.

Annual Shareholder Report

Management's Discussion of Fund Performance (unaudited)–
High Yield Bond Portfolio
The total return of the High Yield Bond Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 7.55%. The total return of the Fund's shares consisted of 6.28% current income and 1.27% of appreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was 7.50% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (1) the allocation among industries; and (2) the selection of individual securities.
MARKET OVERVIEW
The total return for the high-yield2 market for the reporting period was attractive on both an absolute as well as a relative basis. For example, the BBHY2%ICI, which returned 7.50% for the period, substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index,3 a measure of high-quality bond4 performance, which returned 3.54% for the period. The high-yield market benefited from a global, synchronized economic expansion that appeared to be strengthening as 2017 came to a close. This was driven by a business-friendly administration in Washington, accommodative central bank policy outside the U.S., high levels of employment as well as strong levels of business and consumer confidence. These factors led to strong corporate earnings, high levels of cash generation by high-yield companies and declining default rates which supported high-yield bonds. These positive drivers also led to surging equity markets increasing the overall enterprise value for corporations. From a macro standpoint, the December 2017 passage of tax reform legislation would seem to be another factor to add to the long list of items positively impacting U.S. economic growth and corporate earnings. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which according to the Credit Suisse High Yield Bond Index,5 began the reporting period at 472 basis points and ended the reporting period at 394 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Pharmaceuticals, Transportation Services, Banking, Electric Utilities and Diversified Manufacturing. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Wireline Telecommunications, Retail, Consumer Products, Wireless Telecommunications and Media & Entertainment. From a credit quality perspective, the “CCC”-rated sector returned 10.38% while the “BB”-rated and “B”-rated sectors returned 7.32% and 6.48%, respectively, during the reporting period.
Sector Allocation
The Fund was positively affected by its sector allocation during the reporting period. This was mainly a result of its substantial underweight to the poor-performing Wireline Telecommunications industry sector. However, this was partially offset by the Fund's cash holdings and its underweight to the strong-performing Banking sector. Additionally, an overweight to the strong-performing Pharmaceutical sector and an underweight to the poor-performing Retail sector helped to offset some of the poor security selection in these two sectors.
Annual Shareholder Report

Security Selection
Overall, the Fund was negatively affected by its security selection during the period. This was especially true in the Retail, Consumer Products, Pharmaceutical, Midstream and Chemicals industry sectors. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: FGI Operating Co., PetSmart, Mallinckrodt, Northern Oil & Gas and Jaguar Holdings.
Offsetting some of the negative impact of security selection in certain industry sectors, the Fund was positively impacted during the reporting period by security selection in the Healthcare, Cable & Satellite, Automotive, Wireless Telecommunications, Packaging, Metals and the Media & Entertainment industry sectors. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Intelsat, Ortho-Clinical Diagnostics, Valeant Pharmaceutical, Digicel Group and Freeport-McMoRan.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the High Yield Bond Portfolio from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Fund	7.55%	6.44%	8.37%
BBHY2%ICI	7.50%	5.78%	8.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)–High Yield Bond Portfolio
At December 31, 2017, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Health Care	10.3%
Technology	9.6%
Cable Satellite	8.2%
Packaging	6.4%
Independent Energy	5.9%
Media Entertainment	5.6%
Midstream	5.4%
Wireless Communications	4.2%
Gaming	3.9%
Pharmaceuticals	3.9%
Metals & Mining	2.5%
Other[2]	29.8%
Cash Equivalents[3]	3.2%
Other Assets and Liabilities—Net[4]	1.1%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 2.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments–High Yield Bond Portfolio
December 31, 2017
Principal Amount or Shares		Value
	CORPORATE BONDS—95.7%
	Aerospace/Defense—1.1%
$3,750,000	Engility Corp., Sr. Unsecd. Note, 8.875%, 9/1/2024	$4,021,875
2,950,000	TransDigm, Inc., 5.50%, 10/15/2020	2,990,563
8,850,000	TransDigm, Inc., Sr. Sub. Note, 6.00%, 7/15/2022	9,071,250
4,475,000	TransDigm, Inc., Sr. Sub. Note, 6.50%, 7/15/2024	4,598,062
1,625,000	TransDigm, Inc., Sr. Sub. Note, 6.50%, 5/15/2025	1,665,625
1,075,000	TransDigm, Inc., Sr. Sub., 6.375%, 6/15/2026	1,092,469
	TOTAL	23,439,844
	Automotive—2.2%
4,825,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 8/15/2026	4,981,812
2,050,000	Allison Transmission, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 10/1/2024	2,119,187
6,125,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series 144A, 6.50%, 4/1/2027	6,500,156
4,350,000	BCD Acquisition, Inc., Series 144A, 9.625%, 9/15/2023	4,795,875
5,000,000	Dana Financing Lux Sarl, Series 144A, 6.50%, 6/1/2026	5,431,250
1,250,000	Dana Financing Lux Sarl, Sr. Unsecd. Note, Series 144A, 5.75%, 4/15/2025	1,320,312
2,400,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 4.875%, 3/15/2027	2,463,000
2,600,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.00%, 5/31/2026	2,690,610
1,000,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.125%, 11/15/2023	1,045,890
2,025,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 4/1/2022	2,106,000
825,000	Schaeffler Verwaltung Zw, Series 144A, 4.50%, 9/15/2023	843,051
6,350,000	Schaeffler Verwaltung Zw, Series 144A, 4.75%, 9/15/2026	6,461,125
2,416,000	TI Group Auto Systems LLC, Sr. Unsecd. Note, Series 144A, 8.75%, 7/15/2023	2,603,240
575,000	Tenneco, Inc., Sr. Unsecd. Note, 5.00%, 7/15/2026	590,813
675,000	Tenneco, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2024	710,438
967,000	ZF North America Capital, Inc., Series 144A, 4.75%, 4/29/2025	1,027,438
	TOTAL	45,690,197
	Banking—0.8%
7,775,000	Ally Financial, Inc., Sr. Sub. Note, 5.75%, 11/20/2025	8,503,906
2,550,000	Ally Financial, Inc., Sr. Unsecd. Note, 4.625%, 3/30/2025	2,687,063
4,700,000	Ally Financial, Inc., Sr. Unsecd. Note, 5.125%, 9/30/2024	5,093,625
	TOTAL	16,284,594
	Building Materials—2.0%
2,331,000	American Builders & Contractors Supply Co., Inc., Series 144A, 5.625%, 4/15/2021	2,383,447
900,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 12/15/2023	949,500
2,125,000	Beacon Roofing Supply, Inc., 6.375%, 10/1/2023	2,271,094
2,200,000	Beacon Roofing Supply, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/1/2025	2,219,250
3,150,000	Building Materials Corp. of America, Sr. Unsecd. Note, Series 144A, 6.00%, 10/15/2025	3,378,375
2,275,000	CD&R Waterworks Merger Sub LLC, Sr. Unsecd. Note, Series 144A, 6.125%, 8/15/2025	2,314,812
1,800,000	HD Supply, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 4/15/2024	1,917,000
725,000	Jeld-Wen, Inc., Sr. Unsecd. Note, Series 144A, 4.625%, 12/15/2025	732,250
675,000	Jeld-Wen, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 12/15/2027	683,438
1,800,000	Masonite International Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2023	1,890,540
2,375,000	NCI Building System, Inc., Sr. Unsecd. Note, Series 144A, 8.25%, 1/15/2023	2,520,469
2,500,000	Ply Gem Industries, Inc., 6.50%, 2/1/2022	2,593,750
6,200,000	RSI Home Products, Inc., Series 144A, 6.50%, 3/15/2023	6,525,500
7,850,000	Standard Industries, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 2/15/2027	8,046,250
1,425,000	USG Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 6/1/2027	1,480,646
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Building Materials—continued
$1,625,000	USG Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2025	$1,732,656
	TOTAL	41,638,977
	Cable Satellite—8.2%
2,175,000	Altice US Finance I Corp., Series 144A, 5.50%, 5/15/2026	2,221,219
5,900,000	Altice US Finance I Corp., Sr. Unsecd. Note, Series 144A, 7.75%, 7/15/2025	6,342,500
3,175,000	CCO Holdings LLC/Cap Corp., 5.25%, 9/30/2022	3,260,328
5,475,000	CCO Holdings LLC/Cap Corp., 5.75%, 9/1/2023	5,625,562
4,450,000	CCO Holdings LLC/Cap Corp., Series 144A, 5.375%, 5/1/2025	4,596,049
2,125,000	CCO Holdings LLC/Cap Corp., Series 144A, 5.75%, 2/15/2026	2,212,656
1,100,000	CCO Holdings LLC/Cap Corp., Sr. Sub. Secd. Note, Series 144A, 5.50%, 5/1/2026	1,130,250
5,850,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, Series 144A, 5.00%, 2/1/2028	5,718,375
1,600,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 5/1/2027	1,580,000
4,950,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, Series 144A, 5.875%, 5/1/2027	5,098,500
1,925,000	CSC Holdings, Inc., Sr. Unsecd. Note, 5.25%, 6/1/2024	1,891,313
4,150,000	CSC Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 4/15/2027	4,243,375
5,150,000	Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	5,085,625
4,675,000	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	4,698,375
2,525,000	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	2,537,625
1,300,000	Charter Communications Holdings II, 5.125%, 2/15/2023	1,332,500
2,300,000	Charter Communications Holdings II, 5.75%, 1/15/2024	2,374,750
2,425,000	DISH DBS Corp., 5.00%, 3/15/2023	2,312,844
6,800,000	DISH DBS Corp., 5.875%, 7/15/2022	6,859,500
5,800,000	DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	5,662,250
975,000	DISH DBS Corp., Sr. Unsecd. Note, 7.75%, 7/1/2026	1,028,625
275,000	Intelsat Jackson Holdings S.A., 7.25%, 10/15/2020	259,875
3,375,000	Intelsat Jackson Holdings S.A., Series 144A, 8.00%, 2/15/2024	3,560,625
8,075,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.50%, 8/1/2023	6,621,500
7,075,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 7.50%, 4/1/2021	6,473,625
1,975,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, Series 144A, 9.75%, 7/15/2025	1,905,875
4,000,000	Neptune Finco Corp., Sr. Unsecd. Note, Series 144A, 10.125%, 1/15/2023	4,515,000
4,550,000	Neptune Finco Corp., Sr. Unsecd. Note, Series 144A, 6.625%, 10/15/2025	4,936,659
4,525,000	Sirius XM Radio, Inc., Series 144A, 4.625%, 5/15/2023	4,632,469
6,950,000	Sirius XM Radio, Inc., Series 144A, 6.00%, 7/15/2024	7,367,000
3,250,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 4/15/2025	3,392,187
2,775,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 7/15/2026	2,882,531
8,600,000	Telenet Finance Luxembourg, Sec. Fac. Bond, Series 144A, 5.50%, 3/1/2028	8,600,000
8,075,000	Unitymedia KabelBW Gmbh, Series 144A, 6.125%, 1/15/2025	8,559,500
7,725,000	Virgin Media Secured Finance PLC, Series 144A, 5.25%, 1/15/2026	7,831,219
4,275,000	Virgin Media Secured Finance PLC, Series 144A, 6.375%, 4/15/2023	4,429,969
1,250,000	Virgin Media, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 1/15/2025	1,279,688
2,575,000	Virgin Media, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 10/15/2024	2,652,250
6,525,000	Ziggo Finance BV, Sec. Fac. Bond, Series 144A, 5.50%, 1/15/2027	6,533,156
2,475,000	Ziggo Finance BV, Sr. Unsecd. Note, Series 144A, 5.875%, 1/15/2025	2,450,250
2,625,000	Ziggo Finance BV, Sr. Unsecd. Note, Series 144A, 6.00%, 1/15/2027	2,565,937
	TOTAL	167,261,536
	Chemicals—2.0%
5,375,000	Alpha 3 BV, Sr. Unsecd. Note, Series 144A, 6.25%, 2/1/2025	5,536,250
5,225,000	Compass Minerals International, Inc., Series 144A, 4.875%, 7/15/2024	5,172,750
7,175,000	Hexion U.S. Finance Corp., 6.625%, 4/15/2020	6,475,437
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Chemicals—continued
$2,075,000	Koppers, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 2/15/2025	$2,204,687
1,175,000	PQ Corp., Series 144A, 6.75%, 11/15/2022	1,258,719
875,000	PQ Corp., Sr. Unsecd. Note, Series 144A, 5.75%, 12/15/2025	892,500
1,075,000	Platform Specialty Products Corp., Sr. Unsecd. Note, Series 144A, 5.875%, 12/1/2025	1,068,281
15,100,000	Platform Specialty Products Corp., Sr. Unsecd. Note, Series 144A, 6.50%, 2/1/2022	15,628,500
1,550,000	Versum Materials, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 9/30/2024	1,662,375
1,125,000	WR Grace & Co.- Conn., Sr. Unsecd. Note, Series 144A, 5.625%, 10/1/2024	1,217,813
	TOTAL	41,117,312
	Construction Machinery—0.8%
1,675,000	Ritchie Bros. Auctioneers, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 1/15/2025	1,733,625
5,575,000	United Rentals North America, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2028	5,616,813
2,400,000	United Rentals, Inc., 4.625%, 7/15/2023	2,490,288
1,600,000	United Rentals, Inc., Sr. Unsecd. Note, 5.50%, 5/15/2027	1,688,000
3,000,000	United Rentals, Inc., Sr. Unsecd. Note, 5.50%, 7/15/2025	3,191,250
575,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	617,406
	TOTAL	15,337,382
	Consumer Cyclical Services—0.7%
4,325,000	GW Honos Security Corp., Sr. Unsecd. Note, Series 144A, 8.75%, 5/15/2025	4,660,187
2,200,000	Matthews International Corp., Sr. Unsecd. Note, Series 144A, 5.25%, 12/1/2025	2,227,500
1,775,000	ServiceMaster Co. LLC, Sr. Unsecd. Note, 7.10%, 3/1/2018	1,796,797
1,775,000	ServiceMaster Co. LLC, Sr. Unsecd. Note, 7.45%, 8/15/2027	1,930,313
4,250,000	ServiceMaster Co. LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 11/15/2024	4,313,750
	TOTAL	14,928,547
	Consumer Products—1.6%
3,025,000	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 5/1/2020	688,188
10,025,000	First Quality Finance Co., Inc., Series 144A, 4.625%, 5/15/2021	10,150,313
350,000	First Quality Finance Co., Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 7/1/2025	357,875
7,525,000	Prestige Brands Holdings, Inc., Series 144A, 5.375%, 12/15/2021	7,684,906
4,300,000	Prestige Brands, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 3/1/2024	4,477,375
400,000	Scotts Miracle-Gro Co., Sr. Unsecd. Note, 5.25%, 12/15/2026	420,000
4,400,000	Spectrum Brands, Inc., 5.75%, 7/15/2025	4,653,000
1,675,000	Spectrum Brands, Inc., 6.125%, 12/15/2024	1,781,781
2,558,000	Springs Industries, Inc., 6.25%, 6/1/2021	2,615,555
	TOTAL	32,828,993
	Diversified Manufacturing—1.5%
5,825,000	Entegris, Inc., Sr. Unsecd. Note, Series 144A, 4.625%, 2/10/2026	5,941,500
10,625,000	Gates Global LLC, Series 144A, 6.00%, 7/15/2022	10,917,187
2,925,000	JPW Industries Holding Corp., Sr. Secd. Note, Series 144A, 9.00%, 10/1/2024	3,063,938
10,275,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	10,570,406
550,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 6/15/2024	567,875
	TOTAL	31,060,906
	Environmental—0.4%
5,025,000	Tervita Escrow Corp., Series 144A, 7.625%, 12/1/2021	5,062,688
2,350,000	Wrangler Buyer Corp., Sr. Unsecd. Note, Series 144A, 6.00%, 10/1/2025	2,432,250
	TOTAL	7,494,938
	Finance Companies—2.1%
750,000	Navient Corp., Sr. Unsecd. Note, 5.50%, 1/25/2023	750,938
8,025,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	8,004,937
700,000	Navient Corp., Sr. Unsecd. Note, 6.50%, 6/15/2022	735,175
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Finance Companies—continued
$850,000	Navient Corp., Sr. Unsecd. Note, 6.75%, 6/25/2025	$875,500
3,775,000	Navient Corp., Sr. Unsecd. Note, 7.25%, 9/25/2023	4,039,250
1,275,000	Navient Corp., Sr. Unsecd. Note, Series MTN, 6.125%, 3/25/2024	1,297,313
1,350,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, Series 144A, 4.50%, 3/15/2023	1,292,625
1,200,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, Series 144A, 5.25%, 8/15/2022	1,197,000
12,600,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, Series 144A, 5.50%, 2/15/2024	12,537,000
10,825,000	Quicken Loans, Inc., Series 144A, 5.75%, 5/1/2025	11,258,108
1,550,000	Quicken Loans, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 1/15/2028	1,534,035
	TOTAL	43,521,881
	Food & Beverage—2.4%
7,075,000	Anna Merger Sub, Inc., Series 144A, 7.75%, 10/1/2022	5,200,125
50,000	Aramark Services, Inc., Sr. Unsecd. Note, 4.75%, 6/1/2026	50,875
4,925,000	Aramark Services, Inc., Sr. Unsecd. Note, 5.125%, 1/15/2024	5,181,100
3,125,000	Aramark Services, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 4/1/2025	3,308,750
5,450,000	Hearthside Group Holdings LLC, Series 144A, 6.50%, 5/1/2022	5,593,062
3,450,000	Lamb Weston Holdings, Inc., Sr. Unsub., Series 144A, 4.875%, 11/1/2026	3,613,875
5,350,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 8/15/2026	5,276,437
1,525,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2025	1,582,188
2,325,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.625%, 1/15/2028	2,336,625
9,250,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 3/1/2027	9,435,000
6,875,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 6/15/2024	7,253,125
	TOTAL	48,831,162
	Gaming—3.9%
1,025,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	1,107,000
5,800,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.875%, 5/15/2023	6,169,750
10,200,000	CRC Escrow Issuer LLC, Sr. Unsecd. Note, Series 144A, 5.25%, 10/15/2025	10,330,560
3,150,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.00%, 4/1/2025	3,307,500
1,375,000	GLP Capital LP/GLP Financing II, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2026	1,478,125
675,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.625%, 5/1/2024	722,250
3,850,000	MGM Mirage, Inc., 7.75%, 3/15/2022	4,398,625
3,200,000	MGM Mirage, Inc., Sr. Unsecd. Note, 6.75%, 10/1/2020	3,464,000
2,300,000	MGM Resorts International, 6.00%, 3/15/2023	2,489,750
1,575,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	1,598,625
5,700,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, Series 144A, 7.875%, 10/15/2024	5,863,875
2,375,000	Penn National Gaming, Inc., Sr. Unsecd. Note, Series 144A, 5.625%, 1/15/2027	2,470,000
5,800,000	Pinnacle Entertainment, Inc., Sr. Unsecd. Note, 5.625%, 5/1/2024	6,235,000
4,975,000	Rivers Pittsburgh LP, Series 144A, 6.125%, 8/15/2021	4,950,125
11,725,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Series 144A, 5.875%, 5/15/2021	11,959,500
2,385,000	Seminole Tribe of Florida, Inc., Bond, Series 144A, 7.804%, 10/1/2020	2,420,775
4,275,000	Station Casinos, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 10/1/2025	4,307,062
3,100,000	Sugarhouse HSP Gaming Finance Corp., Sec. Fac. Bond, Series 144A, 5.875%, 5/15/2025	2,952,750
2,250,000	Wynn Las Vegas LLC, Sr. Unsecd. Note, Series 144A, 5.25%, 5/15/2027	2,283,750
	TOTAL	78,509,022
	Health Care—10.3%
2,750,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	2,805,000
5,375,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.50%, 3/1/2024	5,616,875
8,475,000	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 5/15/2023	8,178,375
3,125,000	Amsurg Corp., Sr. Unsecd. Note, 5.625%, 7/15/2022	3,171,875
2,100,000	Avantor, Inc., Series 144A, 6.00%, 10/1/2024	2,097,375
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Health Care—continued
$4,800,000	Avantor, Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 10/1/2025	$4,740,000
2,025,000	CHS/Community Health Systems, Inc., 5.125%, 8/1/2021	1,832,625
4,250,000	CHS/Community Health Systems, Inc., 6.25%, 3/31/2023	3,846,250
7,525,000	CHS/Community Health Systems, Inc., Sr. Unsecd. Note, 6.875%, 2/1/2022	4,364,500
1,950,000	DaVita HealthCare Partners, Inc., 5.125%, 7/15/2024	1,973,156
6,025,000	Envision Healthcare Holdings, Inc., Series 144A, 5.125%, 7/1/2022	5,874,375
1,925,000	HCA, Inc., 4.50%, 2/15/2027	1,939,438
5,100,000	HCA, Inc., 4.75%, 5/1/2023	5,265,750
6,025,000	HCA, Inc., 5.00%, 3/15/2024	6,281,062
1,325,000	HCA, Inc., 5.25%, 6/15/2026	1,407,813
1,925,000	HCA, Inc., 5.875%, 2/15/2026	2,040,500
2,300,000	HCA, Inc., 5.875%, 5/1/2023	2,461,000
6,675,000	HCA, Inc., Sr. Secd. Note, 5.25%, 4/15/2025	7,075,500
10,150,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	10,530,625
3,600,000	HCA, Inc., Sr. Unsecd. Note, 7.50%, 2/15/2022	4,059,000
675,000	Hologic, Inc., Sr. Unsecd. Note, Series 144A, 4.375%, 10/15/2025	686,813
3,450,000	IMS Health, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 10/15/2026	3,549,187
1,325,000	LifePoint Health, Inc., 5.875%, 12/1/2023	1,343,219
850,000	LifePoint Health, Inc., Sr. Unsecd. Note, 5.375%, 5/1/2024	846,813
1,200,000	LifePoint Health, Inc., Sr. Unsecd. Note, 5.50%, 12/1/2021	1,228,500
700,000	MEDNAX, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 12/1/2023	714,000
13,525,000	MPH Acquisition Holdings LLC, Series 144A, 7.125%, 6/1/2024	14,437,937
4,325,000	New Amethyst Corp., Sr. Unsecd. Note, Series 144A, 6.25%, 12/1/2024	4,476,375
19,150,000	Ortho-Clinical Diagnostics, Inc., Series 144A, 6.625%, 5/15/2022	19,341,500
5,550,000	Polaris Intermediate Corp., Sr. Unsecd. Note, Series 144A, 8.50%, 12/1/2022	5,772,000
10,650,000	SteriGenics—Nordion Holdings LLC, Sr. Unsecd. Note, Series 144A, 6.50%, 5/15/2023	11,129,250
5,625,000	SteriGenics Nordion Topc, Sr. Unsecd. Note, Series 144A, 8.125%, 11/1/2021	5,695,312
6,275,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.75%, 7/1/2025	5,961,250
12,325,000	Team Health Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 2/1/2025	11,061,687
1,100,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	1,113,530
775,000	Teleflex, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2026	804,063
3,225,000	Teleflex, Inc., Sr. Unsecd. Note, 5.25%, 6/15/2024	3,378,187
2,875,000	Tenet Healthcare Corp., 8.125%, 4/1/2022	2,936,094
1,125,000	Tenet Healthcare Corp., Note, 4.375%, 10/1/2021	1,127,813
4,625,000	Tenet Healthcare Corp., Series 144A, 5.125%, 5/1/2025	4,526,719
1,200,000	Tenet Healthcare Corp., Series 144A, 7.50%, 1/1/2022	1,264,500
1,450,000	Tenet Healthcare Corp., Sr. Secd. Note, 4.50%, 4/1/2021	1,464,500
2,250,000	Tenet Healthcare Corp., Sr. Secd. Note, Series 144A, 4.625%, 7/15/2024	2,202,188
5,575,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 6.75%, 6/15/2023	5,428,656
2,675,000	Tenet Healthcare Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 8/1/2025	2,524,531
6,825,000	Vizient, Inc., Sr. Unsecd. Note, Series 144A, 10.375%, 3/1/2024	7,695,187
3,900,000	West Street Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 9/1/2025	3,929,250
	TOTAL	210,200,155
	Independent Energy—5.9%
3,650,000	Antero Resources Corp., Sr. Unsecd. Note, 5.00%, 3/1/2025	3,741,250
1,400,000	Antero Resources Corp., Sr. Unsecd. Note, 5.625%, 6/1/2023	1,463,000
2,025,000	Antero Resources Finance Corp., 5.375%, 11/1/2021	2,083,219
5,175,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, Series 144A, 10.00%, 4/1/2022	5,576,062
3,962,000	Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	4,100,670
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Independent Energy—continued
$450,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	$469,125
2,738,000	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 7.50%, 9/15/2020	2,792,760
2,950,000	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.25%, 7/15/2025	3,256,062
2,450,000	Chesapeake Energy Corp., 5.75%, 3/15/2023	2,278,500
1,908,000	Chesapeake Energy Corp., Series 144A, 8.00%, 12/15/2022	2,065,410
1,175,000	Chesapeake Energy Corp., Sr. Unsecd. Note, 5.375%, 6/15/2021	1,139,750
1,375,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series 144A, 8.00%, 1/15/2025	1,390,469
3,450,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series 144A, 8.00%, 6/15/2027	3,320,625
3,025,000	Continental Resources, Inc., 4.50%, 4/15/2023	3,093,063
6,375,000	Crownrock LP/Crownrock F, Series 144A, 5.625%, 10/15/2025	6,422,812
250,000	Diamondback Energy, Inc., Sr. Unsecd. Note, 4.75%, 11/1/2024	252,188
1,100,000	Diamondback Energy, Inc., Sr. Unsecd. Note, 5.375%, 5/31/2025	1,137,125
3,100,000	EP Energy LLC/Everest Acquisition Finance, Inc., Sec. Fac. Bond, Series 144A, 8.00%, 11/29/2024	3,216,250
325,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, Series 144A, 5.50%, 1/30/2026	331,500
1,850,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, Series 144A, 5.75%, 1/30/2028	1,906,888
2,475,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.00%, 10/15/2024	2,487,375
2,600,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	2,622,750
1,225,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.625%, 5/1/2023	1,255,625
1,050,000	Gulfport Energy Corp., Sr. Unsecd. Note, Series 144A, 6.375%, 1/15/2026	1,060,500
1,650,000	Laredo Petroleum, 5.625%, 1/15/2022	1,674,750
1,400,000	Laredo Petroleum, Sr. Unsecd. Note, 6.25%, 3/15/2023	1,456,420
950,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	974,938
975,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	1,003,031
3,300,000	Oasis Petroleum, Inc., Company Guarantee, 6.50%, 11/1/2021	3,378,375
975,000	PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	1,014,000
2,500,000	PDC Energy, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 5/15/2026	2,565,625
400,000	Parsley Energy LLC/Parsley Finance Corp., Series 144A, 6.25%, 6/1/2024	423,000
1,050,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, Series 144A, 5.25%, 8/15/2025	1,057,875
1,275,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 1/15/2025	1,294,125
2,875,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 10/15/2027	2,946,875
2,250,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.25%, 5/1/2023	2,287,935
1,400,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	1,424,500
800,000	RSP Permian, Inc., Sr. Unsecd. Note, 5.25%, 1/15/2025	824,000
2,375,000	RSP Permian, Inc., Sr. Unsecd. Note, 6.625%, 10/1/2022	2,496,719
2,900,000	Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	2,813,000
1,550,000	Range Resources Corp., Sr. Unsecd. Note, 5.00%, 3/15/2023	1,550,000
1,200,000	Range Resources Corp., Sr. Unsecd. Note, 5.00%, 8/15/2022	1,200,000
2,250,000	SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	2,193,750
1,025,000	SM Energy Co., Sr. Unsecd. Note, 6.50%, 1/1/2023	1,050,625
1,700,000	SM Energy Co., Sr. Unsecd. Note, 6.75%, 9/15/2026	1,759,500
4,475,000	SRC Energy, Inc., Sr. Unsecd. Note, Series 144A, 6.25%, 12/1/2025	4,598,062
2,675,000	Southwestern Energy Co., Sr. Unsecd. Note, 4.10%, 3/15/2022	2,641,563
725,000	Southwestern Energy Co., Sr. Unsecd. Note, 7.50%, 4/1/2026	771,219
4,475,000	Southwestern Energy Co., Sr. Unsecd. Note, 7.75%, 10/1/2027	4,782,656
875,000	Ultra Resources, Inc., Sr. Unsecd. Note, Series 144A, 6.875%, 4/15/2022	880,469
3,025,000	Ultra Resources, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 4/15/2025	3,028,781
2,200,000	WPX Energy, Inc., Sr. Unsecd. Note, 5.25%, 9/15/2024	2,203,410
1,375,000	WPX Energy, Inc., Sr. Unsecd. Note, 6.00%, 1/15/2022	1,443,750
252,000	WPX Energy, Inc., Sr. Unsecd. Note, 7.50%, 8/1/2020	274,050
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Independent Energy—continued
$1,050,000	WPX Energy, Inc., Sr. Unsecd. Note, 8.25%, 8/1/2023	$1,197,000
3,625,000	Whiting Petroleum Corp., Sr. Unsecd. Note, 6.25%, 4/1/2023	3,724,687
1,425,000	Whiting Petroleum Corp., Sr. Unsecd. Note, Series 144A, 6.625%, 1/15/2026	1,455,281
	TOTAL	119,852,949
	Industrial - Other—1.0%
675,000	Anixter, Inc., 5.50%, 3/1/2023	729,203
5,550,000	Belden, Inc., Sr. Sub., Series 144A, 5.25%, 7/15/2024	5,744,250
9,225,000	Hillman Group, Inc., Unsecd. Note, Series 144A, 6.375%, 7/15/2022	9,248,062
3,775,000	KAR Auction Services, Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 6/1/2025	3,878,813
	TOTAL	19,600,328
	Insurance - P&C—2.4%
4,800,000	Acrisure LLC, Sr. Unsecd. Note, Series 144A, 7.00%, 11/15/2025	4,638,048
6,400,000	AssuredPartners, Inc., Sr. Unsecd. Note, Series 144A, 7.00%, 8/15/2025	6,384,000
5,250,000	Hub Holdlings LLC/Hub Hol, Sr. Unsecd. Note, Series 144A, 8.125%, 7/15/2019	5,263,125
12,600,000	Hub International Ltd., Sr. Unsecd. Note, Series 144A, 7.875%, 10/1/2021	13,135,500
5,625,000	Kirs Midco 3 PLC, Sec. Fac. Bond, Series 144A, 8.625%, 7/15/2023	5,850,000
6,325,000	NFP Corp., Sr. Unsecd. Note, Series 144A, 6.875%, 7/15/2025	6,388,250
6,425,000	USIS Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 6.875%, 5/1/2025	6,505,312
	TOTAL	48,164,235
	Leisure—1.1%
1,450,000	AMC Entertainment Holdings, Inc., Sr. Sub. Note, 5.875%, 11/15/2026	1,435,500
775,000	AMC Entertainment Holdings, Inc., Sr. Sub. Note, 6.125%, 5/15/2027	773,063
1,550,000	Cedar Fair LP, Sr. Unsecd. Note, 5.375%, 6/1/2024	1,627,500
1,000,000	Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op, Sr. Unsecd. Note, Series 144A, 5.375%, 4/15/2027	1,052,500
1,650,000	Live Nation Entertainment, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/1/2024	1,695,375
4,600,000	Regal Cinemas, Inc., 5.75%, 2/1/2025	4,738,000
2,300,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 7/31/2024	2,340,250
8,625,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 4/15/2027	8,948,437
	TOTAL	22,610,625
	Lodging—0.2%
1,925,000	Hilton Domestic Operations, Sr. Unsecd. Note, 4.25%, 9/1/2024	1,949,062
1,250,000	Hilton Worldwide Finance LLC, Sr. Unsecd. Note, 4.625%, 4/1/2025	1,287,500
1,175,000	RHP Hotel Property/RHP Finance Corp., Sr. Unsecd. Note, 5.00%, 4/15/2023	1,207,313
	TOTAL	4,443,875
	Media Entertainment—5.6%
4,300,000	AMC Networks, Inc., Sr. Unsecd. Note, 4.75%, 8/1/2025	4,273,125
3,800,000	AMC Networks, Inc., Sr. Unsecd. Note, 5.00%, 4/1/2024	3,857,000
4,025,000	CBS Radio, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 11/1/2024	4,263,984
6,350,000	Clear Channel Communications, Inc., Company Guarantee, 9.00%, 3/1/2021	4,572,000
950,000	Clear Channel International BV, Sr. Unsecd. Note, Series 144A, 8.75%, 12/15/2020	985,625
2,350,000	Clear Channel Worldwide, Series A, 6.50%, 11/15/2022	2,385,250
4,500,000	Clear Channel Worldwide, Series B, 6.50%, 11/15/2022	4,595,625
1,025,000	E.W. Scripps Co., Sr. Unsecd. Note, Series 144A, 5.125%, 5/15/2025	1,022,438
5,375,000	EMI Music Publishing Group North America Holdings, Inc., Series 144A, 7.625%, 6/15/2024	5,925,937
5,150,000	Gannett Co., Inc., 6.375%, 10/15/2023	5,413,937
725,000	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 9/15/2024	763,063
2,250,000	Gray Television, Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 10/15/2024	2,250,000
4,675,000	Gray Television, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 7/15/2026	4,803,562
5,225,000	Lin Television Corp., Sr. Unsecd. Note, 5.875%, 11/15/2022	5,460,125
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Media Entertainment—continued
$1,025,000	Match Group, Inc., Sr. Unsecd. Note, 6.375%, 6/1/2024	$1,114,688
3,850,000	Match Group, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 12/15/2027	3,917,375
4,425,000	Nexstar Broadcasting, Inc., Sr. Unsecd. Note, Series 144A, 6.125%, 2/15/2022	4,602,000
2,675,000	Nexstar Escrow Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 8/1/2024	2,768,625
10,725,000	Nielsen Finance LLC/Nielsen Finance Co., Series 144A, 5.00%, 4/15/2022	11,060,156
2,650,000	Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, Series 144A, 5.00%, 2/1/2025	2,756,000
3,600,000	Outfront Americas Capital LLC/Outfront Media Capital Corp., Sr. Unsecd. Note, 5.875%, 3/15/2025	3,820,500
5,625,000	Sinclair Television Group, Series 144A, 5.625%, 8/1/2024	5,814,844
975,000	Sinclair Television Group, Sr. Unsecd. Note, Series 144A, 5.125%, 2/15/2027	971,344
6,250,000	Sinclair Television Group, Sr. Unsecd. Note, Series 144A, 5.875%, 3/15/2026	6,523,437
7,850,000	Tribune Media Co., Sr. Unsecd. Note, 5.875%, 7/15/2022	8,105,125
4,775,000	Urban One, Inc., Series 144A, 7.375%, 4/15/2022	4,786,938
4,675,000	Urban One, Inc., Series 144A, 9.25%, 2/15/2020	4,417,875
1,300,000	WMG Acquisition Corp., Sec. Fac. Bond, Series 144A, 4.875%, 11/1/2024	1,345,500
750,000	WMG Acquisition Corp., Series 144A, 5.00%, 8/1/2023	779,063
	TOTAL	113,355,141
	Metals & Mining—2.5%
3,975,000	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., Sr. Unsecd. Note, Series 144A, 7.50%, 5/1/2025	4,238,344
4,375,000	Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	4,336,719
6,350,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 3.875%, 3/15/2023	6,350,000
9,825,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.40%, 11/14/2034	10,046,062
1,175,000	HudBay Minerals, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 1/15/2023	1,251,375
2,700,000	HudBay Minerals, Inc., Sr. Unsecd. Note, Series 144A, 7.625%, 1/15/2025	2,970,000
875,000	Peabody Securities Finance Corp., Sec. Fac. Bond, Series 144A, 6.00%, 3/31/2022	911,094
2,975,000	Peabody Securities Finance Corp., Sec. Fac. Bond, Series 144A, 6.375%, 3/31/2025	3,105,156
1,600,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.125%, 10/1/2021	1,644,000
850,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.25%, 4/15/2023	879,750
5,075,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.50%, 10/1/2024	5,404,875
2,450,000	Teck Resources Ltd., Sr. Unsecd. Note, 6.00%, 8/15/2040	2,737,875
3,475,000	Teck Resources Ltd., Sr. Unsecd. Note, 6.125%, 10/1/2035	3,909,375
2,900,000	Teck Resources Ltd., Sr. Unsecd. Note, Series 144A, 8.50%, 6/1/2024	3,284,250
	TOTAL	51,068,875
	Midstream—5.4%
625,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.50%, 5/20/2025	634,375
1,975,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.625%, 5/20/2024	2,063,875
1,350,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.75%, 5/20/2027	1,370,250
7,950,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	8,228,250
4,100,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	4,243,500
575,000	Atlas Pipeline Partners LP, 5.875%, 8/1/2023	579,313
1,650,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	1,710,885
3,800,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 5.875%, 3/31/2025	4,125,375
2,875,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 7.00%, 6/30/2024	3,277,500
7,350,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, Series 144A, 5.25%, 10/1/2025	7,497,000
8,350,000	Energy Transfer Equity LP, 5.875%, 1/15/2024	8,809,250
4,175,000	Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsecd. Note, 6.75%, 6/15/2023	3,851,437
3,200,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.50%, 5/1/2021	3,012,000
6,250,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.75%, 1/15/2022	5,812,500
6,650,000	Holly Energy Partners LP, Series 144A, 6.00%, 8/1/2024	6,965,875
350,000	NGPL PipeCo LLC, Sr. Unsecd. Note, Series 144A, 4.875%, 8/15/2027	364,438
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Midstream—continued
$5,000,000	NuStar Logistics, L.P., Sr. Unsecd. Note, 5.625%, 4/28/2027	$5,100,000
6,200,000	Suburban Propane Partners LP, 5.50%, 6/1/2024	6,169,000
1,275,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.75%, 3/1/2025	1,265,438
4,075,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	4,003,687
8,325,000	Summit Midstream Holdings LLC, 5.50%, 8/15/2022	8,366,625
3,075,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.75%, 4/15/2025	3,116,174
1,275,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.25%, 5/1/2023	1,306,875
3,350,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, Series 144A, 5.00%, 1/15/2028	3,354,187
1,625,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 2/1/2025	1,669,688
4,450,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 2/1/2027	4,583,500
400,000	Tesoro Logistics LP, Sr. Unsecd. Note, 5.50%, 10/15/2019	415,708
186,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.25%, 10/15/2022	197,573
3,825,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.375%, 5/1/2024	4,154,906
2,675,000	Williams Cos., Inc., Sr. Unsecd. Note, 4.55%, 6/24/2024	2,788,687
	TOTAL	109,037,871
	Oil Field Services—0.9%
321,000	Precision Drilling Corp., Sr. Unsecd. Note, 6.50%, 12/15/2021	328,624
2,675,000	Precision Drilling Corp., Sr. Unsecd. Note, 7.75%, 12/15/2023	2,822,125
2,025,000	Precision Drilling Corp., Sr. Unsecd. Note, Series 144A, 7.125%, 1/15/2026	2,070,563
575,000	Sesi LLC, 7.125%, 12/15/2021	590,094
5,150,000	Sesi LLC, Sr. Unsecd. Note, Series 144A, 7.75%, 9/15/2024	5,484,750
3,025,000	Weatherford International Ltd., 7.00%, 3/15/2038	2,556,125
3,725,000	Weatherford International Ltd., Sr. Unsecd. Note, 8.25%, 6/15/2023	3,771,562
1,850,000	Weatherford International, Inc., Sr. Unsecd. Note, 6.80%, 6/15/2037	1,544,750
	TOTAL	19,168,593
	Packaging—6.4%
5,825,000	ARD Finance SA, Sec. Fac. Bond, 7.125%, 9/15/2023	6,101,688
1,625,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Series 144A, 4.625%, 5/15/2023	1,663,594
3,150,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, Series 144A, 6.00%, 2/15/2025	3,323,250
2,925,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, Series 144A, 6.00%, 6/30/2021	3,012,750
10,375,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, Series 144A, 7.25%, 5/15/2024	11,334,687
1,025,000	Ball Corp., Sr. Unsecd. Note, 5.25%, 7/1/2025	1,118,531
4,325,000	Berry Plastics Corp., 5.125%, 7/15/2023	4,514,219
9,325,000	Berry Plastics Corp., 5.50%, 5/15/2022	9,616,406
5,900,000	Bway Holding Co., Sec. Fac. Bond, Series 144A, 5.50%, 4/15/2024	6,150,750
11,950,000	Bway Holding Co., Sr. Unsecd. Note, Series 144A, 7.25%, 4/15/2025	12,368,250
11,750,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, Series 144A, 6.875%, 1/15/2025	12,190,331
7,800,000	Multi-Color Corp., Series 144A, 6.125%, 12/1/2022	8,180,250
1,000,000	Multi-Color Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 11/1/2025	1,006,250
4,625,000	Owens-Brockway Glass Container, Inc., Series 144A, 5.375%, 1/15/2025	4,896,719
2,800,000	Owens-Brockway Glass Container, Inc., Series 144A, 6.375%, 8/15/2025	3,134,250
11,023,600	Reynolds Group Issuer, Inc./LLC/LU, 5.75%, 10/15/2020	11,202,734
3,825,000	Reynolds Group Issuer, Inc./LLC/LU, Series 144A, 7.00%, 7/15/2024	4,103,747
1,675,000	Reynolds Group, Sr. Unsecd. Note, 7.95%, 12/15/2025	1,905,313
575,000	Sealed Air Corp., Series 144A, 4.875%, 12/1/2022	609,500
2,800,000	Sealed Air Corp., Series 144A, 5.25%, 4/1/2023	2,996,000
3,850,000	Sealed Air Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 9/15/2025	4,206,125
12,050,000	Signode Industrial Group, Series 144A, 6.375%, 5/1/2022	12,637,437
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Packaging—continued
$4,275,000	Trident Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 6.625%, 11/1/2025	$4,275,000
	TOTAL	130,547,781
	Paper—0.4%
1,400,000	Clearwater Paper Corp., Sr. Note, 4.50%, 2/1/2023	1,391,250
7,700,000	Clearwater Paper Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 2/1/2025	7,777,000
	TOTAL	9,168,250
	Pharmaceuticals—3.9%
2,375,000	Eagle Holding Co., Sr. Unsecd. Note, Series 144A, 7.625%, 5/15/2022	2,422,500
4,975,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 7/15/2023	3,930,250
7,350,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 2/1/2025	5,733,000
16,050,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, Series 144A, 6.375%, 8/1/2023	16,250,625
5,825,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 4.75%, 4/15/2023	4,601,750
5,775,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, Series 144A, 5.50%, 4/15/2025	4,735,500
5,275,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, Series 144A, 5.625%, 10/15/2023	4,510,125
1,750,000	Valeant Pharmaceuticals International, Inc., Sec. Fac. Bond, Series 144A, 5.50%, 11/1/2025	1,789,375
4,025,000	Valeant Pharmaceuticals International, Inc., Series 144A, 5.625%, 12/1/2021	3,949,531
2,100,000	Valeant Pharmaceuticals International, Inc., Series 144A, 7.50%, 7/15/2021	2,144,625
875,000	Valeant Pharmaceuticals International, Inc., Sr. Secd. Note, Series 144A, 6.50%, 3/15/2022	920,938
2,225,000	Valeant Pharmaceuticals International, Inc., Sr. Secd. Note, Series 144A, 7.00%, 3/15/2024	2,386,312
2,975,000	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2023	2,737,000
12,225,000	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 6.125%, 4/15/2025	11,231,719
1,500,000	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 7/15/2022	1,522,500
2,775,000	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 12/15/2025	2,899,042
8,300,000	Vrx Escrow Corp, Series 144A, 5.875%, 5/15/2023	7,708,625
	TOTAL	79,473,417
	Refining—0.4%
7,775,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/2022	8,047,125
	Restaurants—1.0%
10,025,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Series 144A, 5.00%, 10/15/2025	10,150,313
925,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Sr. Secd. Note, Series 144A, 4.25%, 5/15/2024	925,000
525,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsecd. Note, Series 144A, 4.75%, 6/1/2027	538,125
925,000	Performance Food Group, Inc., Series 144A, 5.50%, 6/1/2024	957,375
2,400,000	Yum! Brands, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 6/1/2024	2,481,000
4,825,000	Yum! Brands, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 6/1/2026	5,090,375
	TOTAL	20,142,188
	Retailers—1.6%
10,475,000	Argos Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 3/15/2023	6,258,812
3,125,000	Hanesbrands, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 5/15/2026	3,218,750
5,500,000	Michaels Stores, Inc., Series 144A, 5.875%, 12/15/2020	5,582,500
6,350,000	Party City Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.125%, 8/15/2023	6,588,125
2,350,000	PetSmart, Inc., Sr. Unsecd. Note, Series 144A, 8.875%, 6/1/2025	1,427,625
5,350,000	Rite Aid Corp., Sr. Unsecd. Note, Series 144A, 6.125%, 4/1/2023	4,848,438
5,100,000	Sally Hldgs. LLC/Sally Capital, Inc., 5.625%, 12/1/2025	5,100,000
	TOTAL	33,024,250
	Supermarkets—0.5%
5,900,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.75%, 3/15/2025	5,354,250
4,250,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 6.625%, 6/15/2024	4,080,000
	TOTAL	9,434,250
Annual Shareholder Report

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Technology—9.6%
$9,475,000	BMC Software, Inc., Series 144A, 8.125%, 7/15/2021	$9,581,594
900,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.00%, 9/1/2025	936,000
6,425,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.50%, 12/1/2024	7,019,312
5,700,000	CommScope Technologies Finance LLC, Series 144A, 6.00%, 6/15/2025	6,084,750
925,000	CommScope, Inc., Series 144A, 5.50%, 6/15/2024	965,469
1,125,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 5.875%, 6/15/2021	1,170,000
8,225,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, Series 144A, 7.125%, 6/15/2024	9,008,366
8,225,000	Ensemble S Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 9/30/2023	8,739,062
1,900,000	First Data Corp., Series 144A, 5.375%, 8/15/2023	1,982,460
20,800,000	First Data Corp., Series 144A, 5.75%, 1/15/2024	21,678,800
2,575,000	First Data Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 12/1/2023	2,729,500
2,325,000	Gartner, Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 4/1/2025	2,435,438
9,825,000	Inception Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 8.625%, 11/15/2024	10,512,750
10,675,000	Infor Software Parent, Inc., Series 144A, 7.125%, 5/1/2021	10,968,562
11,300,000	Infor US, Inc., 6.50%, 5/15/2022	11,752,000
7,200,000	Italics Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 7/15/2023	7,398,000
7,025,000	JDA Escrow LLC/JDA Bond Finance, Inc., Series 144A, 7.375%, 10/15/2024	7,376,250
4,750,000	MSCI, Inc., Series 144A, 5.75%, 8/15/2025	5,124,062
2,075,000	NCR Corp., 6.375%, 12/15/2023	2,178,750
3,350,000	NCR Corp., Sr. Unsecd. Note, 4.625%, 2/15/2021	3,387,687
2,800,000	NCR Corp., Sr. Unsecd. Note, 5.00%, 7/15/2022	2,863,000
1,800,000	NCR Corp., Sr. Unsecd. Note, 5.875%, 12/15/2021	1,851,750
3,707,000	Nuance Communications, Inc., Series 144A, 5.375%, 8/15/2020	3,767,239
5,350,000	Nuance Communications, Inc., Sr. Unsecd. Note, 5.625%, 12/15/2026	5,597,437
1,750,000	Nuance Communications, Inc., Sr. Unsecd. Note, 6.00%, 7/1/2024	1,885,625
800,000	Qorvo, Inc., Sr. Unsecd. Note, 7.00%, 12/1/2025	897,000
6,800,000	Riverbed Technology, Inc., Sr. Unsecd. Note, Series 144A, 8.875%, 3/1/2023	6,443,000
3,950,000	SS&C Technologies Holdings, Inc., 5.875%, 7/15/2023	4,187,000
3,100,000	Sabre GLBL, Inc., Series 144A, 5.375%, 4/15/2023	3,208,500
1,275,000	Sensata Technologies B.V., Series 144A, 5.625%, 11/1/2024	1,405,688
1,025,000	Sensata Technologies B.V., Sr. Unsecd. Note, Series 144A, 5.00%, 10/1/2025	1,089,063
1,300,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, Series 144A, 6.25%, 2/15/2026	1,420,250
8,975,000	Solera LLC/Solera Finance, Inc., Series 144A, 10.50%, 3/1/2024	10,141,570
2,575,000	Symantec Corp., Sr. Unsecd. Note, Series 144A, 5.00%, 4/15/2025	2,684,437
3,950,000	TTM Technologies, Sr. Unsecd. Note, Series 144A, 5.625%, 10/1/2025	4,058,625
9,175,000	Tempo Acquisition LLC, Sr. Unsecd. Note, Series 144A, 6.75%, 6/1/2025	9,358,500
825,000	Vantiv LLC, Sr. Unsecd. Note, Series 144A, 4.375%, 11/15/2025	837,524
750,000	Verisign, Inc., 4.625%, 5/1/2023	773,438
1,025,000	Verisign, Inc., Sr. Unsecd. Note, 4.75%, 7/15/2027	1,053,188
	TOTAL	194,551,646
	Transportation Services—0.6%
425,000	Avis Budget Group, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 3/15/2025	422,344
5,450,000	Avis Budget Group, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 4/1/2024	5,696,885
2,900,000	HDTFS, Inc., 6.25%, 10/15/2022	2,813,000
3,000,000	Hertz Corp., Series 144A, 7.625%, 6/1/2022	3,150,000
1,100,000	Hertz Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 10/15/2024	998,250
	TOTAL	13,080,479
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Utility - Electric—2.1%
$9,800,000		Calpine Corp., 5.75%, 1/15/2025	$9,346,750
500,000		Calpine Corp., Bond, Series 144A, 6.00%, 1/15/2022	516,875
900,000		Calpine Corp., Series 144A, 5.25%, 6/1/2026	885,384
2,025,000		Calpine Corp., Series 144A, 5.875%, 1/15/2024	2,065,500
6,675,000		Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 8.50%, 11/1/2021	7,133,906
3,850,000		NRG Energy, Inc., 6.25%, 5/1/2024	4,052,125
6,075,000		NRG Energy, Inc., Sr. Unsecd. Note, 6.625%, 1/15/2027	6,454,687
2,550,000		NRG Energy, Inc., Sr. Unsecd. Note, 7.25%, 5/15/2026	2,789,037
950,000		NRG Energy, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 1/15/2028	961,875
425,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 1/31/2023	422,344
4,775,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 5.00%, 1/31/2028	4,733,219
2,675,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 6.625%, 6/15/2025	2,925,781
		TOTAL	42,287,483
		Wireless Communications—4.2%
1,900,000		Altice Luxembourg SA, Series 144A, 7.75%, 5/15/2022	1,864,375
7,875,000		Altice Luxembourg SA, Sr. Unsecd. Note, Series 144A, 7.625%, 2/15/2025	7,569,844
2,050,000		Digicel Ltd., Sr. Unsecd. Note, Series 144A, 8.25%, 9/30/2020	2,021,915
1,125,000		Numericable Group SA, Series 144A, 6.00%, 5/15/2022	1,140,469
2,075,000		Numericable Group SA, Series 144A, 6.25%, 5/15/2024	2,087,969
12,725,000		Numericable-SFR SAS, Series 144A, 7.375%, 5/1/2026	13,154,469
9,850,000		Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	9,936,187
8,875,000		Sprint Corp., 7.125%, 6/15/2024	9,052,500
8,075,000		Sprint Corp., 7.875%, 9/15/2023	8,620,062
2,850,000		Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	2,992,500
1,350,000		Sprint Nextel Corp., Series 144A, 7.00%, 3/1/2020	1,447,875
2,475,000		Sprint Nextel Corp., Sr. Unsecd. Note, 6.00%, 11/15/2022	2,481,187
4,075,000		T-Mobile USA, Inc., 6.625%, 4/1/2023	4,258,375
5,050,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 5.125%, 4/15/2025	5,258,312
1,150,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2027	1,229,063
1,625,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.00%, 3/1/2023	1,705,438
3,475,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	3,726,937
4,050,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.50%, 1/15/2024	4,303,125
1,900,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.50%, 1/15/2026	2,078,125
		TOTAL	84,928,727
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,915,225,478)	1,950,133,534
		INVESTMENT COMPANY—3.2%
64,459,132	[1]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.44%[2] (IDENTIFIED COST $64,470,695)	64,452,686
		TOTAL INVESTMENT IN SECURITIES—98.9% (IDENTIFIED COST $1,979,696,173)[3]	2,014,586,220
		OTHER ASSETS AND LIABILITIES - NET—1.1%[4]	21,956,892
		TOTAL NET ASSETS—100%	$2,036,543,112
Annual Shareholder Report

1	Affiliated holding.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended December 31, 2017, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 12/31/2016	31,814,396
Purchases/Additions	481,226,820
Sales/Reductions	(448,582,084)
Balance of Shares Held 12/31/2017	64,459,132
Value	$64,452,686
Change in Unrealized Appreciation/Depreciation	$(20,270)
Net Realized Gain/(Loss)	$5,155
Dividend Income	$608,789
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $1,980,185,976.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$1,950,133,534	$—	$1,950,133,534
Investment Company	64,452,686	—	—	64,452,686
TOTAL SECURITIES	$64,452,686	$1,950,133,534	$—	$2,014,586,220
The following acronym is used throughout this portfolio:
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–High Yield Bond Portfolio
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$6.32	$5.82	$6.34	$6.62	$6.68
Income From Investment Operations:
Net investment income	0.39	0.40	0.41	0.43[1]	0.47[1]
Net realized and unrealized gain (loss) on investments	0.08	0.50	(0.51)	(0.19)	0.04
TOTAL FROM INVESTMENT OPERATIONS	0.47	0.90	(0.10)	0.24	0.51
Less Distributions:
Distributions from net investment income	(0.39)	(0.40)	(0.41)	(0.45)	(0.50)
Distributions from net realized gain on investments	—	—	(0.01)	(0.07)	(0.07)
TOTAL DISTRIBUTIONS	(0.39)	(0.40)	(0.42)	(0.52)	(0.57)
Net Asset Value, End of Period	$6.40	$6.32	$5.82	$6.34	$6.62
Total Return[2]	7.55%	15.90%	(1.81)%	3.53%	7.80%
Ratios to Average Net Assets:
Net expenses	0.02%	0.02%	0.02%	0.01%	0.00%[3]
Net investment income	6.05%	6.47%	6.37%	6.50%	7.08%
Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	—%	0.01%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,036,543	$2,121,645	$2,379,520	$2,691,244	$2,425,364
Portfolio turnover	28%	25%	33%	29%	30%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value
3	The Adviser reimbursed all operating expenses incurred by the Fund.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities–High Yield Bond Portfolio
December 31, 2017
Assets:
Investment in securities, at value including $64,452,686 of investment in an affiliated holding (identified cost $1,979,696,173)		$2,014,586,220
Income receivable		31,720,935
TOTAL ASSETS		2,046,307,155
Liabilities:
Payable for shares redeemed	$400,000
Bank overdraft	7
Income distribution payable	9,183,065
Accrued expenses (Note 5)	180,971
TOTAL LIABILITIES		9,764,043
Net assets for 318,313,749 shares outstanding		$2,036,543,112
Net Assets Consist of:
Paid-in capital		$2,067,514,633
Net unrealized appreciation of investments		34,890,047
Accumulated net realized loss on investments		(67,154,228)
Undistributed net investment income		1,292,660
TOTAL NET ASSETS		$2,036,543,112
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$2,036,543,112 ÷ 318,313,749 shares outstanding, no par value, unlimited shares authorized		$6.40
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations–High Yield Bond Portfolio
Year Ended December 31, 2017
Investment Income:
Interest		$124,939,221
Dividends received from an affiliated holding (see footnotes to Portfolio of Investments)		608,789
TOTAL INCOME		125,548,010
Expenses:
Custodian fees	$71,912
Transfer agent fee	148,375
Directors'/Trustees' fees (Note 5)	20,326
Auditing fees	34,800
Legal fees	8,646
Portfolio accounting fees	176,914
Share registration costs	1,350
Printing and postage	16,019
Insurance fees	7,240
Miscellaneous (Note 5)	24,904
TOTAL EXPENSES	510,486
Reimbursement of other operating expenses (Note 2)	(9,234)
Net expenses		501,252
Net investment income		125,046,758
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $5,155 on sales of investments in affiliated holding)		11,007,861
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(20,270) on investments in an affiliated holding)		16,258,666
Net realized and unrealized gain on investments		27,266,527
Change in net assets resulting from operations		$152,313,285
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets–High Yield Bond Portfolio
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$125,046,758	$143,819,409
Net realized gain (loss) on investments	11,007,861	(56,661,101)
Net change in unrealized appreciation/depreciation of investments	16,258,666	240,045,320
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	152,313,285	327,203,628
Distributions to Shareholders:
Distributions from net investment income	(125,022,877)	(146,013,790)
Share Transactions:
Proceeds from sale of shares	115,889,630	58,588,924
Net asset value of shares issued to shareholders in payment of distributions declared	11,548,537	14,201,986
Cost of shares redeemed	(239,830,304)	(511,855,888)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(112,392,137)	(439,064,978)
Change in net assets	(85,101,729)	(257,875,140)
Net Assets:
Beginning of period	2,121,644,841	2,379,519,981
End of period (including undistributed net investment income of $1,292,660 and $287,027, respectively)	$2,036,543,112	$2,121,644,841
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements–High Yield Bond Portfolio
December 31, 2017
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of High Yield Bond Portfolio (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income.
The Fund's portfolio consists primarily of lower rated corporate debt obligations. These lower rated debt obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principal payments (i.e., the obligations are subject to the risk of default). Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $9,234 is disclosed in this Note 2. For the year ended December 31, 2017, the portfolio accountant reimbursed $9,234 of their fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	18,074,556	9,480,240
Shares issued to shareholders in payment of distributions declared	1,793,772	2,329,849
Shares redeemed	(37,408,198)	(84,799,397)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(17,539,870)	(72,989,308)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for regulatory settlement proceeds and discount accretion/premium amortization on debt securities.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(384)	$981,752	$(981,368)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$125,022,877	$146,013,790
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,647,787
Unrealized appreciation (depreciation)	$34,400,244
Capital loss carryforwards	$(67,019,552)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At December 31, 2017, the cost of investments for federal tax purposes was $1,980,185,976. The net unrealized appreciation of investments for federal tax purposes was $34,400,244. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $68,704,310 and net unrealized depreciation from investments for those securities having an excess of cost over value of $34,304,066.
At December 31, 2017, the Fund had a capital loss carryforward of $67,019,552 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$67,019,552	$67,019,552
The Fund used capital loss carryforwards of $7,545,979 to offset capital gains realized during the year ended December 31, 2017.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to initially voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrator
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Interfund Transactions
During the year ended December 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $381,094 and $802,203, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2017, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$565,812,742
Sales	$711,278,357
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF Trustees of High Yield Bond Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of High Yield Bond Portfolio (the “Fund”) (one of the funds constituting the Federated Core Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of High Yield Bond Portfolio (one of the funds constituting the Federated Core Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)–High Yield Bond Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000.00	$1,022.40	$0.10
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.10	$0.10
1	Expenses are equal to the Fund's annualized net expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustee and Trust Officers
The Board of Trustee is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustee who are “interested persons” of the Fund (i.e., “Interested” Trustee) and those who are not (i.e., “Independent” Trustee). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustee listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustee and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: October 2005	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated High-Yield Strategy Portfolio (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements. The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investments accounts, and may also be offered to other Federated funds.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Investors, Inc. and its affiliates (“Federated”) and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense
Annual Shareholder Report

structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
The Board was informed by the Adviser that, for the periods covered by the Senior Officer's Evaluation, the Fund outperformed its benchmark index for the three-year and five-year periods and underperformed its benchmark index for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
Annual Shareholder Report

The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High-Yield Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P209
40004 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017
Ticker FMBPX

Federated Mortgage Strategy Portfolio

A Portfolio of Federated Managed Pool Series

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Mortgage Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 2.75%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund's broad-based securities market index, returned 2.47% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund's investment strategy focused on: (a) sector allocation; and (b) security selection. These were the most significant factors affecting the Fund's performance relative to the BBMBS.
MARKET OVERVIEW
Policymakers took additional steps towards interest rate normalization with adjustments to the federal funds target rate as well as initiating a reduction of central bank portfolio investments. Rising consumer and business confidence along with over 2 million jobs created during the reporting period provided the Federal Open Market Committee (FOMC) ample evidence that growth was sufficient to support tighter monetary policy. The federal funds target rate was increased three times to a range of 1.25% to 1.50%. Additionally, the Federal Reserve (the “Fed”) commenced a reduction of reinvestment in its mortgage-backed security (MBS)2 and Treasury portfolios in order to slowly shrink its $4.5 trillion portfolio. The combination of a higher federal funds rate and smaller portfolio resulted in tighter monetary policy. Slack demand and tighter monetary policy increased yields for short and intermediate maturity Treasuries, while the bid for higher yielding, non-Treasury sectors was robust.
Investor demand for spread sectors remained strong as positive excess returns were posted across the spectrum of fixed-income sectors including high yield, investment-grade corporate debt,3 and commercial and residential MBS and asset-backed securities (ABS). An environment of steady long-term rates and declining volatility was very supportive of mortgage securities, which posted strong excess returns as mortgage-to-Treasury spreads tightened due to strong buying from real estate investment trusts (REITs) and domestic banks. The Fed reduced MBS and Treasury reinvestment by a monthly maximum of $4 and $6 billion, respectively, beginning in October 2017. While the Fed tightened monetary policy, European and Asian central banks continued to expand balance sheets, flooding the market with increased liquidity in order to support growth. While central bank policies diverged, economic growth converged as growth across developed markets improved. Interest rates remained low in developed markets, supported by easy monetary policy, with the exception of the U.S. where Fed policy led to higher yields for most maturities.
Short and intermediate Treasury yields increased in response to the tightening of monetary policy. Longer-term yields marginally changed, resulting in a flattening of the yield curve that measures the differential between 2- and 10-year yields. 2-year yields increased 70 basis points to 1.88% while 10-year Treasury yields decreased 4 basis points to 2.41%4 during the reporting period.
Sector Allocation
Excess returns posted by commercial mortgages, as well as ABS, exceeded those of government-guaranteed and government-sponsored enterprise (GSE)-issued MBS. With an underweight position in conventional MBS and Ginnie Mae, and allocations to better performing sectors such as agency commercial MBS, private label residential mortgage securities and auto-related asset-backed securities, sector allocation made a positive impact on Fund performance during the reporting period.
Security selection
Within government MBS holdings, a preference for mortgages issued by Fannie Mae and Freddie Mac over Ginnie Mae was advantageous. Ginnie Mae prepayments were notably higher than conventional MBS, reducing demand and negatively impacting value during the reporting period. Security selection made a beneficial impact on Fund performance during the reporting period.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Strategy Portfolio from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Fund	2.75%	2.06%	3.63%
BBMBS	2.47%	2.04%	3.84%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets[2]
U.S. Government Agency Mortgage-Backed Securities	81.1%
Asset-Backed Securities	6.8%
Non-Agency Mortgage-Backed Securities	4.5%
U.S. Government Agency Commercial Mortgage-Backed Securities	3.1%
Cash Equivalents[3]	5.0%
Other Assets and Liabilities—Net[4]	(0.5)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
3

Portfolio of Investments
December 31, 2017
Shares or Principal Amount			Value
		INVESTMENT COMPANY—99.7%
8,443,514	[1]	Federated Mortgage Core Portfolio (IDENTIFIED COST $83,244,072)	$82,746,435
		REPURCHASE AGREEMENT—0.5%
$382,000		Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (IDENTIFIED COST $382,000)	382,000
		TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $83,626,072)[2]	83,128,435
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[3]	(158,560)
		TOTAL NET ASSETS—100%	$82,969,875
1	Due to this affiliated holding representing greater than 75% of the Fund's total net assets, a copy of the affiliated holding's most recent Annual Report is included with this Report.
Affiliated fund holdings are investment companies which are managed by Federated Investment Management Company (the “Adviser”) or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended December 31, 2017, were as follows:
Federated Mortgage Core Portfolio
Balance of Shares Held 12/31/2016	8,512,317
Purchases/Additions	1,625,904
Sales/Reductions	(1,694,707)
Balance of Shares Held 12/31/2017	8,443,514
Value	$82,746,435
Change in Unrealized Appreciation/Depreciation	$245,200
Net Realized Gain/(Loss)	$(325,667)
Dividend Income	$2,452,075
The Fund invests in the Federated Mortgage Core Portfolio (“Mortgage Core”), a portfolio of Federated Core Trust (“Core Trust”), which is managed by the Adviser. Core Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of Mortgage Core is to provide total return. Federated Investors, Inc. (“Federated”) receives no advisory or administrative fees from Mortgage Core. Income distributions from Mortgage Core are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of Mortgage Core, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of Mortgage Core. The financial statements of Mortgage Core are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of Mortgage Core in which the Fund invested 99.7% of its net assets at December 31, 2017. The financial statements of Mortgage Core should be read in conjunction with the Fund's financial statements. The valuation of securities held by Mortgage Core is discussed in the notes to its financial statements.
2	The cost of investments for federal tax purposes amounts to $84,978,811.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2017, all investments of the Fund, excluding the Investment Company, utilized Level 2 inputs in valuing the Fund's assets carried at fair value. As permitted by U.S. generally accepted accounting principles, the Investment Company valued at $82,746,435 is measured at fair value using the net asset value (NAV) per share practical expedient. The price of shares redeemed in this Investment Company is the next determined NAV after receipt of a shareholder redemption request.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
4

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.91	$9.95	$10.07	$9.81	$10.31
Income From Investment Operations:
Net investment income	0.28	0.27	0.29	0.31	0.29
Net realized and unrealized gain (loss) on investments	(0.01)	(0.04)	(0.12)	0.26	(0.50)
TOTAL FROM INVESTMENT OPERATIONS	0.27	0.23	0.17	0.57	(0.21)
Less Distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.29)	(0.31)	(0.29)
Net Asset Value, End of Period	$9.90	$9.91	$9.95	$10.07	$9.81
Total Return[1]	2.75%	2.30%	1.67%	5.85%	(2.09)%
Ratios to Average Net Assets:
Net expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.82%	2.67%	2.86%	3.07%	2.86%
Expense waiver/reimbursement[3]	0.26%	0.26%	0.27%	0.33%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$82,970	$83,685	$78,397	$68,304	$51,429
Portfolio turnover	18%	9%	20%	16%	37%
1	Based on net asset value.
2	The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities, at value including $82,746,435 of investment in an affiliated holding (identified cost $83,626,072)		$83,128,435
Cash		650
Income receivable		202,951
Receivable for investments sold		100,000
Receivable for shares sold		22
TOTAL ASSETS		83,432,058
Liabilities:
Payable for investments purchased	$202,905
Payable for shares redeemed	74
Income distribution payable	199,250
Payable to adviser (Note 5)	1,857
Payable for administrative fees (Note 5)	546
Payable for auditing fees	27,740
Payable for portfolio accounting fees	17,906
Accrued expenses (Note 5)	11,905
TOTAL LIABILITIES		462,183
Net assets for 8,377,094 shares outstanding		$82,969,875
Net Assets Consist of:
Paid-in capital		$85,133,389
Net unrealized depreciation of investments		(497,637)
Accumulated net realized loss on investments		(1,667,528)
Undistributed net investment income		1,651
TOTAL NET ASSETS		$82,969,875
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$82,969,875 ÷ 8,377,094 shares outstanding, no par value, unlimited shares authorized		$9.90
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Dividends received from an affiliated holding (see footnotes to Portfolio of Investments)		$2,452,075
Interest		2,231
TOTAL INCOME		2,454,306
Expenses:
Administrative fee (Note 5)	$68,982
Custodian fees	6,587
Transfer agent fee	8,642
Directors'/Trustees' fees (Note 5)	2,141
Auditing fees	27,740
Legal fees	8,641
Portfolio accounting fees	44,280
Share registration costs	20,466
Printing and postage	16,310
Commitment fee (Note 7)	11,276
Miscellaneous (Note 5)	10,931
TOTAL EXPENSES	225,996
Reimbursement of other operating expenses (Note 5)	(225,996)
Net investment income		2,454,306
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments in an affiliated holding		(325,667)
Net change in unrealized depreciation of investments in an affiliated fund holding		245,200
Net realized and unrealized loss on investments		(80,467)
Change in net assets resulting from operations		$2,373,839
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,454,306	$2,176,300
Net realized loss on investments	(325,667)	(83,902)
Net change in unrealized appreciation/depreciation of investments	245,200	(323,338)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,373,839	1,769,060
Distributions to Shareholders:
Distributions from net investment income	(2,454,228)	(2,175,973)
Share Transactions:
Proceeds from sale of shares	20,068,381	14,019,047
Net asset value of shares issued to shareholders in payment of distributions declared	38,594	21,247
Cost of shares redeemed	(20,742,138)	(8,345,084)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(635,163)	5,695,210
Change in net assets	(715,552)	5,288,297
Net Assets:
Beginning of period	83,685,427	78,397,130
End of period (including undistributed net investment income of $1,651 and $1,573, respectively)	$82,969,875	$83,685,427
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Act, as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Mortgage Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return by investing primarily in a mortgage-backed securities mutual fund and individual mortgage-backed securities, including collateralized mortgage obligations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
Annual Shareholder Report
9

Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $225,996 is disclosed in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	2,020,856	1,390,838
Shares issued to shareholders in payment of distributions declared	3,886	2,107
Shares redeemed	(2,088,738)	(827,967)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(63,996)	564,978
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$2,454,228	$2,175,973
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,651
Net unrealized depreciation	$(1,850,376)
Capital loss carryforwards	$(314,789)
Annual Shareholder Report
10

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At December 31, 2017, the cost of investments for federal tax purposes was $84,978,811. The net unrealized depreciation of investments for federal tax purposes was $1,850,376. This consists entirely of net unrealized depreciation from investments for those securities having an excess of cost over value of $1,850,376.
At December 31, 2017, the Fund had a capital loss carryforward of $314,789 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$(314,789)	$(314,789)
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired fund fees and expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended December 31, 2017, the Adviser reimbursed $225,996 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
For the year ended December 31, 2017, the Fund's Adviser reimbursed the Fund for any fee paid to FAS.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$15,981,075
Sales	$16,660,000
Annual Shareholder Report
11

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
Annual Shareholder Report
12

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FEDERATED MORTGAGE STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Strategy Portfolio (the “Fund”) (one of the funds constituting the Federated Managed Pool Series (the “Trust”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Strategy Portfolio (one of the funds constituting the Federated Managed Pool Series) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2018
Annual Shareholder Report
13

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000.00	$1,011.30	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.20	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Adviser has contractually agreed to reimburse all expenses, excluding extraordinary expenses incurred by the Fund. This agreement has no fixed term.

Annual Shareholder Report
14

Management's Discussion of Fund Performance (unaudited)– Federated Mortgage Core Portfolio
The total return of Federated Mortgage Core Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 2.75%. The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),1 the Fund's broad-based securities market index, returned 2.47% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBMBS.
During the reporting period, the Fund's investment strategy focused on: (a) sector allocation; and (b) security selection. These were the most significant factors affecting the Fund's performance relative to the BBMBS.
MARKET OVERVIEW
Policymakers took additional steps towards interest rate normalization with adjustments to the federal funds target rate as well as initiating a reduction of central bank portfolio investments. Rising consumer and business confidence along with over 2 million jobs created during the reporting period provided the Federal Open Market Committee (FOMC) ample evidence that growth was sufficient to support tighter monetary policy. The federal funds target rate was increased three times to a range of 1.25% to 1.50%. Additionally, the Federal Reserve (the “Fed”) commenced a reduction of reinvestment in its mortgage-backed security (MBS)2 and Treasury portfolios in order to slowly shrink its $4.5 trillion portfolio. The combination of a higher federal funds rate and smaller portfolio resulted in tighter monetary policy. Slack demand and tighter monetary policy increased yields for short and intermediate maturity Treasuries, while the bid for higher yielding, non-Treasury sectors was robust.
Investor demand for spread sectors remained strong as positive excess returns were posted across the spectrum of fixed-income sectors including high yield, investment-grade corporate debt,3 and commercial and residential MBS and asset-backed securities (ABS). An environment of steady long-term rates and declining volatility was very supportive of mortgage securities, which posted strong excess returns as mortgage-to-Treasury spreads tightened due to strong buying from real estate investment trusts (REITs) and domestic banks. The Fed reduced MBS and Treasury reinvestment by a monthly maximum of $4 and $6 billion, respectively, beginning in October 2017. While the Fed tightened monetary policy, European and Asian central banks continued to expand balance sheets, flooding the market with increased liquidity in order to support growth. While central bank policies diverged, economic growth converged as growth across developed markets improved. Interest rates remained low in developed markets, supported by easy monetary policy, with the exception of the U.S. where Fed policy led to higher yields for most maturities.
Short and intermediate Treasury yields increased in response to the tightening of monetary policy. Longer-term yields marginally changed, resulting in a flattening of the yield curve that measures the differential between 2- and 10-year yields. 2-year yields increased 70 basis points to 1.88% while 10-year Treasury yields decreased 4 basis points to 2.41%4 during the reporting period.
Sector Allocation
Excess returns posted by commercial mortgages, as well as ABS, exceeded those of government-guaranteed and government-sponsored enterprise (GSE)-issued MBS. With an underweight position in conventional MBS and Ginnie Mae, and allocations to better performing sectors such as agency commercial MBS, private label residential mortgage securities and auto-related asset-backed securities, sector allocation made a positive impact on Fund performance during the reporting period.
Security selection
Within government MBS holdings, a preference for mortgages issued by Fannie Mae and Freddie Mac over Ginnie Mae was advantageous. Ginnie Mae prepayments were notably higher than conventional MBS, reducing demand and negatively impacting value during the reporting period. Security selection made a beneficial impact on Fund performance during the reporting period.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBMBS.
2	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report
15

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Fund	2.75%	2.08%	3.63%
BBMBS	2.47%	2.04%	3.84%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
16

Portfolio of Investments Summary Table (unaudited)– Federated Mortgage Core Portfolio
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	81.1%
Asset-Backed Securities	6.8%
Non-Agency Mortgage-Backed Securities	4.5%
U.S. Government Agency Commercial Mortgage-Backed Securities	3.1%
Cash Equivalents[2]	4.5%
Other Assets and Liabilities—Net[3,4]	(0.0)%
TOTAL	100.0%
1	See the Fund's Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Represents less than 0.1%.
Annual Shareholder Report
17

Portfolio of Investments–Federated Mortgage Core Portfolio
December 31, 2017
Principal Amount or Shares		Value
	ASSET-BACKED SECURITIES—6.8%
	Auto Receivables—5.7%
$12,960,000	AmeriCredit Automobile Receivables Trust 2015-2, Class D, 3.000%, 6/8/2021	$13,051,445
15,500,000	AmeriCredit Automobile Receivables Trust 2015-3, Class D, 3.340%, 8/8/2021	15,592,104
13,322,000	Capital Auto Receivables Asset Trust 2015-2, Class D, 3.160%, 11/20/2020	13,446,323
7,400,000	Capital Auto Receivables Asset Trust 2015-3, Class D, 3.340%, 3/22/2021	7,493,661
19,940,000	Santander Drive Auto Receivables Trust 2015-1, Class D, 3.240%, 4/15/2021	20,062,939
18,140,000	Santander Drive Auto Receivables Trust 2015-2, Class D, 3.020%, 4/15/2021	18,326,594
14,580,000	Santander Drive Auto Receivables Trust 2015-3, Class D, 3.490%, 5/17/2021	14,711,694
	TOTAL	102,684,760
	Other—1.0%
5,131,099	Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	5,165,709
7,346,821	Sofi Consumer Loan Program Trust 2016-2, Class A, 3.090%, 10/27/2025	7,388,146
5,088,080	Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	5,116,117
	TOTAL	17,669,972
	Student Loans—0.1%
2,046,997	Social Professional Loan Program LLC 2014-A, Class A2, 3.020%, 10/25/2027	2,055,384
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $121,575,273)	122,410,116
	COMMERCIAL MORTGAGE-BACKED SECURITIES—3.1%
	Agency Commercial Mortgage-Backed Securities—3.1%
8,544,324	FHLMC REMIC K050 A1, 2.802%, 1/25/2025	8,588,623
21,897,385	FHLMC REMIC K060 A1, 2.958%, 7/25/2026	22,228,425
24,000,000	FNMA REMIC 2015-M4 AV2, 2.509%, 7/25/2022	23,974,363
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $55,288,473)	54,791,411
	COLLATERALIZED MORTGAGE OBLIGATIONS—4.5%
	Non-Agency Mortgage-Backed Securities—4.5%
1,053,069	Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	1,028,009
571,040	Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	435,116
3,758,627	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	3,819,453
8,821,323	Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	8,943,154
569,570	Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 3.776%, 8/25/2035	555,136
1,354,896	Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	1,376,239
9,517,646	Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	9,035,123
9,186,263	Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	8,721,856
17,601,742	Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	16,732,845
12,621,826	Sequoia Mortgage Trust 2013-6, Class A2, 3.000%, 5/25/2043	12,594,376
3,617,393	Sequoia Mortgage Trust 2014-1, Class 2A5, 4.000%, 4/25/2044	3,746,901
13,574,915	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	13,804,174
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $82,827,526)	80,792,382
	MORTGAGE-BACKED SECURITIES—81.1%
	Federal Home Loan Mortgage Corporation—32.7%
30,318,436	2.500%, 1/1/2031	30,325,746
7,023,686	3.000%, 1/1/2032	7,156,623
44,188,160	3.000%, 10/1/2032	45,052,127
1,826,245	3.000%, 6/1/2045	1,830,675
42,076,198	3.000%, 12/1/2046	42,125,663
Annual Shareholder Report
18

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$38,913,316	3.000%, 12/1/2046	$38,959,063
54,750,657	3.000%, 1/1/2047	54,797,912
25,213,111	3.000%, 2/1/2047	25,234,872
13,317,188	3.000%, 2/1/2047	13,328,682
474,636	3.500%, 6/1/2026	490,855
1,060,451	3.500%, 6/1/2026	1,096,689
324,140	3.500%, 7/1/2026	335,217
7,021,295	3.500%, 4/1/2042	7,260,539
5,549,956	3.500%, 7/1/2042	5,739,066
11,283,107	3.500%, 8/1/2042	11,653,464
33,483,686	3.500%, 11/1/2045	34,499,049
26,297,479	3.500%, 6/1/2046	27,020,965
29,297,989	3.500%, 10/1/2046	30,168,113
30,000,000	3.500%, 11/1/2047	30,831,207
32,000,000	3.500%, 6/1/2047	32,882,871
101,184	4.000%, 2/1/2020	104,050
465,209	4.000%, 5/1/2024	483,125
2,721,618	4.000%, 8/1/2025	2,834,443
286,874	4.000%, 5/1/2026	299,484
3,992,220	4.000%, 5/1/2026	4,167,700
1,871,145	4.000%, 9/1/2040	1,972,636
2,515,067	4.000%, 12/1/2040	2,651,484
17,198,386	4.000%, 12/1/2041	18,125,852
2,153,193	4.000%, 1/1/2042	2,269,309
9,908,903	4.000%, 8/1/2045	10,365,852
19,528,602	4.000%, 7/1/2045	20,447,472
17,927,604	4.000%, 10/1/2045	18,754,335
194,299	4.500%, 6/1/2019	196,842
57,863	4.500%, 3/1/2021	59,319
721,652	4.500%, 9/1/2021	741,806
330,590	4.500%, 7/1/2024	345,911
352,004	4.500%, 8/1/2024	368,628
1,163,718	4.500%, 9/1/2024	1,219,676
855,983	4.500%, 9/1/2024	897,124
462,513	4.500%, 6/1/2025	483,331
1,626,961	4.500%, 11/1/2039	1,746,518
4,582,941	4.500%, 5/1/2040	4,918,283
450,736	4.500%, 6/1/2040	483,577
1,439,581	4.500%, 8/1/2040	1,544,468
2,933,201	4.500%, 8/1/2040	3,146,912
954,940	4.500%, 7/1/2040	1,024,516
451,203	4.500%, 7/1/2041	493,524
1,938,236	4.500%, 7/1/2041	2,078,243
866,032	4.500%, 7/1/2041	928,590
8,431,291	4.500%, 9/1/2040	9,045,591
41,232	5.000%, 7/1/2019	41,783
297,515	5.000%, 7/1/2020	304,332
38,882	5.000%, 10/1/2021	40,338
127,584	5.000%, 11/1/2021	132,549
Annual Shareholder Report
19

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$149,098	5.000%, 12/1/2021	$155,107
237,792	5.000%, 6/1/2023	249,253
176,389	5.000%, 7/1/2023	185,096
356,251	5.000%, 7/1/2023	374,064
184,361	5.000%, 7/1/2025	193,038
2,373,390	5.000%, 1/1/2034	2,573,821
724,809	5.000%, 5/1/2034	786,138
3,194	5.000%, 11/1/2035	3,466
203,715	5.000%, 4/1/2036	221,405
1,009	5.000%, 4/1/2036	1,097
11,483	5.000%, 4/1/2036	12,461
1,014,437	5.000%, 4/1/2036	1,102,030
89,033	5.000%, 5/1/2036	97,288
162,969	5.000%, 6/1/2036	177,049
282,513	5.000%, 6/1/2036	306,544
987,375	5.000%, 12/1/2037	1,074,362
141,883	5.000%, 2/1/2038	154,294
170,916	5.000%, 5/1/2038	185,867
77,427	5.000%, 6/1/2038	84,151
165,778	5.000%, 9/1/2038	180,279
486,962	5.000%, 9/1/2038	529,559
157,739	5.000%, 6/1/2039	171,316
4,927,600	5.000%, 10/1/2039	5,350,941
142,186	5.000%, 2/1/2039	154,535
54,470	5.000%, 3/1/2039	59,158
403,843	5.000%, 2/1/2040	438,160
2,094,168	5.000%, 4/1/2040	2,272,120
942,786	5.000%, 8/1/2040	1,022,015
2,503,303	5.000%, 5/1/2041	2,709,762
66,428	5.500%, 3/1/2021	68,988
360,056	5.500%, 4/1/2021	373,591
27,274	5.500%, 1/1/2022	28,555
218,855	5.500%, 1/1/2022	229,122
74,468	5.500%, 1/1/2022	77,909
304,305	5.500%, 2/1/2022	318,348
1,863,486	5.500%, 5/1/2034	2,062,171
44,795	5.500%, 3/1/2036	49,800
153,106	5.500%, 3/1/2036	170,033
119,122	5.500%, 3/1/2036	132,409
140,887	5.500%, 3/1/2036	156,303
186,883	5.500%, 6/1/2036	207,258
138,212	5.500%, 6/1/2036	153,396
346,949	5.500%, 6/1/2036	384,596
132,189	5.500%, 6/1/2036	146,335
112,018	5.500%, 9/1/2037	124,367
456,014	5.500%, 9/1/2037	505,812
189,163	5.500%, 12/1/2037	209,958
35,502	5.500%, 3/1/2038	39,416
597,511	5.500%, 5/1/2038	663,007
Annual Shareholder Report
20

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$779,679	5.500%, 9/1/2038	$865,144
251,970	5.500%, 9/1/2039	279,432
449,546	5.500%, 5/1/2040	498,964
13,665	6.000%, 7/1/2029	15,437
55,847	6.000%, 2/1/2032	62,987
82,416	6.000%, 5/1/2036	93,070
123,862	6.000%, 8/1/2037	139,573
525,658	6.000%, 9/1/2037	592,111
25,220	6.500%, 3/1/2022	27,730
18,568	6.500%, 6/1/2029	21,171
12,181	6.500%, 6/1/2029	13,885
6,145	6.500%, 7/1/2029	6,926
368,285	6.500%, 11/1/2036	420,658
910,441	6.500%, 10/1/2037	1,037,525
4,812	6.500%, 4/1/2038	5,482
3,526	6.500%, 4/1/2038	4,018
671	7.000%, 10/1/2020	701
45,799	7.000%, 4/1/2032	51,036
271,371	7.000%, 4/1/2032	315,875
74,088	7.000%, 9/1/2037	86,232
26,167	7.500%, 8/1/2029	30,433
37,346	7.500%, 10/1/2029	43,278
17,272	7.500%, 11/1/2029	20,028
20,302	7.500%, 4/1/2031	23,067
17,276	7.500%, 5/1/2031	20,189
4,673	8.000%, 3/1/2030	5,529
39,802	8.000%, 1/1/2031	47,503
65,935	8.000%, 2/1/2031	77,736
64,269	8.000%, 3/1/2031	76,451
890	8.500%, 9/1/2025	1,013
3,674	8.500%, 9/1/2025	4,220
	TOTAL	585,320,155
	Federal National Mortgage Association—33.4%
22,710,670	2.500%, 7/1/2031	22,694,854
18,298,206	2.500%, 1/1/2032	18,285,463
3,309,855	3.000%, 10/1/2027	3,381,551
10,580,898	3.000%, 10/1/2029	10,796,869
3,575,691	3.000%, 12/1/2029	3,648,676
7,425,734	3.000%, 8/1/2043	7,468,981
6,098,505	3.000%, 9/1/2043	6,134,023
7,819,353	3.000%, 12/1/2046	7,828,240
13,846,704	3.000%, 12/1/2046	13,862,441
31,096,350	3.000%, 1/1/2047	31,121,974
12,777,896	3.000%, 4/1/2047	12,788,425
785,879	3.500%, 11/1/2025	812,795
473,738	3.500%, 11/1/2025	489,964
746,677	3.500%, 12/1/2025	772,250
895,848	3.500%, 1/1/2026	926,530
275,868	3.500%, 1/1/2026	285,317
Annual Shareholder Report
21

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$3,508,859	3.500%, 12/1/2040	$3,623,760
11,220,969	3.500%, 5/1/2042	11,591,917
17,720,813	3.500%, 8/1/2042	18,331,557
9,617,440	3.500%, 9/1/2042	9,932,372
7,661,783	3.500%, 9/1/2042	7,950,984
34,848,406	3.500%, 12/1/2042	36,201,911
6,288,990	3.500%, 12/1/2042	6,514,583
9,313,413	3.500%, 3/1/2043	9,678,054
6,349,962	3.500%, 4/1/2043	6,598,578
6,753,002	3.500%, 5/1/2043	6,972,025
3,591,892	3.500%, 6/1/2043	3,717,931
5,336,481	3.500%, 7/1/2044	5,537,079
9,055,479	3.500%, 7/1/2044	9,395,873
32,724,010	3.500%, 11/1/2045	33,708,669
13,940,201	3.500%, 6/1/2046	14,322,630
38,177,205	3.500%, 2/1/2047	39,227,521
693,896	4.000%, 12/1/2025	723,990
727,223	4.000%, 7/1/2026	760,581
3,848,082	4.000%, 2/1/2041	4,056,802
2,482,836	4.000%, 12/1/2041	2,620,609
10,268,380	4.000%, 12/1/2041	10,825,337
10,142,948	4.000%, 2/1/2042	10,832,567
4,077,049	4.000%, 3/1/2042	4,303,285
8,150,743	4.000%, 4/1/2042	8,592,839
11,345,831	4.000%, 7/1/2042	11,975,411
13,927,935	4.000%, 5/1/2043	14,724,736
11,414,542	4.000%, 1/1/2044	12,031,883
17,029,254	4.000%, 5/1/2044	17,990,172
12,958,592	4.000%, 5/1/2044	13,691,838
5,633,155	4.000%, 9/1/2045	5,898,209
16,734,448	4.000%, 11/1/2045	17,521,846
9,137,651	4.000%, 5/1/2046	9,567,600
178,867	4.500%, 12/1/2019	181,265
288,816	4.500%, 2/1/2039	310,164
1,569,751	4.500%, 5/1/2040	1,685,287
5,429,177	4.500%, 10/1/2040	5,827,077
532,834	4.500%, 11/1/2040	571,885
7,807,119	4.500%, 3/1/2041	8,374,417
5,803,367	4.500%, 4/1/2041	6,225,064
3,079,570	4.500%, 6/1/2041	3,302,382
6,388,916	4.500%, 9/1/2041	6,843,179
2,060,377	4.500%, 12/1/2041	2,212,024
3,463,356	4.500%, 12/1/2041	3,718,265
3,803,765	4.500%, 1/1/2042	4,074,219
9,574,580	4.500%, 6/1/2044	10,213,460
1,023,989	5.000%, 5/1/2023	1,073,790
182,381	5.000%, 8/1/2023	191,252
722,021	5.000%, 11/1/2023	758,864
3,234,936	5.000%, 2/1/2036	3,506,982
Annual Shareholder Report
22

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$1,840,962	5.000%, 1/1/2040	$1,992,175
1,896,384	5.000%, 7/1/2040	2,050,639
781,735	5.000%, 7/1/2041	844,346
1,796,137	5.000%, 10/1/2041	1,939,993
39,639	5.500%, 1/1/2032	43,877
81,693	5.500%, 1/1/2032	90,401
671,185	5.500%, 9/1/2034	743,952
2,005,764	5.500%, 12/1/2034	2,220,874
88,000	5.500%, 4/1/2035	97,432
444,031	5.500%, 8/1/2035	492,390
718,185	5.500%, 11/1/2035	795,443
493,696	5.500%, 1/1/2036	547,133
174,202	5.500%, 3/1/2036	192,988
576,290	5.500%, 5/1/2036	638,397
757,632	5.500%, 4/1/2036	838,972
1,105,713	5.500%, 4/1/2036	1,225,137
237,121	5.500%, 9/1/2036	262,806
752,333	5.500%, 8/1/2037	833,948
276,106	5.500%, 7/1/2038	306,382
1,036,659	5.500%, 4/1/2041	1,146,446
20,317	6.000%, 1/1/2029	22,612
3,313	6.000%, 1/1/2029	3,518
25,790	6.000%, 2/1/2029	28,718
9,454	6.000%, 2/1/2029	10,535
5,501	6.000%, 4/1/2029	6,174
28,407	6.000%, 5/1/2029	31,829
15,845	6.000%, 5/1/2029	17,662
957,389	6.000%, 7/1/2034	1,083,565
523,707	6.000%, 11/1/2034	592,428
228,638	6.000%, 7/1/2036	258,320
87,778	6.000%, 7/1/2036	99,107
328,172	6.000%, 10/1/2037	369,523
274,021	6.000%, 6/1/2038	308,362
1,407,835	6.000%, 7/1/2038	1,587,437
85,323	6.000%, 9/1/2038	96,499
76,300	6.000%, 10/1/2038	86,015
540,548	6.000%, 2/1/2039	610,332
3,344	6.500%, 4/1/2019	3,410
42,161	6.500%, 9/1/2028	46,705
6,669	6.500%, 8/1/2029	7,547
7,025	6.500%, 6/1/2031	7,927
25,591	6.500%, 6/1/2031	29,003
5,821	6.500%, 6/1/2031	6,571
6,407	6.500%, 6/1/2031	7,243
34,133	6.500%, 12/1/2031	38,893
37,123	6.500%, 12/1/2031	42,344
12,346	6.500%, 1/1/2032	14,163
75,665	6.500%, 3/1/2032	86,503
253,465	6.500%, 4/1/2032	290,059
Annual Shareholder Report
23

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$95,268	6.500%, 5/1/2032	$109,489
59,894	6.500%, 11/1/2035	67,943
437,923	6.500%, 7/1/2036	499,468
15,115	6.500%, 8/1/2036	17,263
27,669	6.500%, 9/1/2036	31,563
146,787	6.500%, 12/1/2036	167,198
133,847	6.500%, 9/1/2037	152,486
8,840	6.500%, 12/1/2037	10,076
151,247	6.500%, 10/1/2038	172,314
1,796	7.000%, 7/1/2023	1,955
46,993	7.000%, 2/1/2024	51,036
1,538	7.000%, 5/1/2024	1,696
2,901	7.000%, 7/1/2024	3,223
1,564	7.000%, 7/1/2025	1,755
23,063	7.000%, 9/1/2031	26,702
6,723	7.000%, 9/1/2031	7,812
142,873	7.000%, 11/1/2031	166,153
13,077	7.000%, 12/1/2031	15,007
267,327	7.000%, 1/1/2032	310,106
31,894	7.000%, 2/1/2032	37,040
57,060	7.000%, 3/1/2032	66,184
303,933	7.000%, 3/1/2032	350,473
42,497	7.000%, 4/1/2032	49,219
6,240	7.000%, 4/1/2032	7,267
133,723	7.000%, 4/1/2032	155,764
31,884	7.000%, 6/1/2032	37,118
457,705	7.000%, 6/1/2037	531,969
1,118	7.500%, 1/1/2030	1,305
16,268	7.500%, 9/1/2030	18,974
19,509	7.500%, 5/1/2031	22,915
6,498	7.500%, 6/1/2031	7,575
65,777	7.500%, 8/1/2031	77,195
51,855	7.500%, 1/1/2032	60,055
5,518	7.500%, 6/1/2033	6,399
496	8.000%, 7/1/2023	542
5,947	8.000%, 10/1/2026	6,906
6,580	8.000%, 8/1/2027	7,409
3,834	8.000%, 11/1/2029	4,542
20	9.000%, 11/1/2021	20
793	9.000%, 6/1/2025	915
	TOTAL	596,150,844
	Government National Mortgage Association—15.0%
14,737,593	3.000%, 11/20/2045	14,895,779
55,557,160	3.000%, 12/20/2046	56,118,759
7,038,566	3.500%, 12/15/2040	7,306,268
2,316,745	3.500%, 8/15/2043	2,404,860
1,982,880	3.500%, 8/15/2043	2,058,296
27,652,110	3.500%, 5/20/2046	28,617,406
64,460,154	3.500%, 6/20/2046	66,710,368
Annual Shareholder Report
24

Principal Amount or Shares		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$2,441,754	4.000%, 9/15/2040	$2,581,062
5,770,857	4.000%, 10/15/2040	6,100,099
2,635,561	4.000%, 1/15/2041	2,785,926
3,772,620	4.000%, 10/15/2041	3,976,660
7,477,278	4.000%, 12/20/2046	7,801,653
12,477,769	4.000%, 5/20/2047	13,019,070
15,668,932	4.000%, 8/20/2047	16,380,499
641,061	4.500%, 1/15/2039	684,318
588,334	4.500%, 6/15/2039	632,372
2,076,474	4.500%, 10/15/2039	2,231,902
647,964	4.500%, 1/15/2040	696,466
375,956	4.500%, 6/15/2040	404,097
716,616	4.500%, 9/15/2040	772,720
679,956	4.500%, 2/15/2041	730,639
1,844,603	4.500%, 3/15/2041	1,982,675
193,598	4.500%, 5/15/2041	206,563
6,446,126	4.500%, 6/20/2041	6,863,459
977,115	4.500%, 9/15/2041	1,042,551
1,452,640	4.500%, 9/20/2041	1,546,686
1,046,354	4.500%, 10/15/2043	1,116,426
465,953	4.500%, 11/15/2043	497,157
807,447	5.000%, 1/15/2039	882,809
808,143	5.000%, 5/15/2039	883,571
1,187,548	5.000%, 8/20/2039	1,294,211
6,006,038	5.000%, 5/15/2040	6,520,857
2,597,806	5.000%, 6/15/2040	2,820,482
1,657,531	5.000%, 7/15/2040	1,799,610
333,032	5.500%, 12/15/2038	375,821
255,429	5.500%, 12/20/2038	281,292
490,477	5.500%, 1/15/2039	541,386
533,955	5.500%, 2/15/2039	589,377
13,057	6.000%, 10/15/2028	14,695
14,144	6.000%, 3/15/2029	15,927
13,131	6.000%, 6/15/2029	14,717
205,335	6.000%, 2/15/2036	234,463
211,682	6.000%, 4/15/2036	242,152
265,469	6.000%, 6/15/2037	302,659
22,307	6.500%, 10/15/2028	25,509
9,073	6.500%, 10/15/2028	10,113
12,138	6.500%, 11/15/2028	13,745
22,837	6.500%, 12/15/2028	25,878
8,804	6.500%, 2/15/2029	10,039
16,793	6.500%, 3/15/2029	19,159
31,817	6.500%, 9/15/2031	36,874
69,291	6.500%, 2/15/2032	80,113
27,222	7.000%, 11/15/2027	31,235
17,325	7.000%, 12/15/2027	19,997
16,629	7.000%, 6/15/2028	18,679
26,577	7.000%, 11/15/2028	30,282
Annual Shareholder Report
25

Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES—continued
		Government National Mortgage Association—continued
$10,156		7.000%, 1/15/2029	$11,741
9,245		7.000%, 5/15/2029	10,752
4,885		7.000%, 10/15/2029	5,675
26,824		7.000%, 5/15/2030	31,214
17,794		7.000%, 11/15/2030	20,735
22,818		7.000%, 12/15/2030	26,361
34,520		7.000%, 6/15/2031	39,730
17,447		7.000%, 8/15/2031	20,321
84,279		7.000%, 10/15/2031	98,752
12,607		7.000%, 12/15/2031	14,822
1,068		7.500%, 7/15/2029	1,105
21,762		7.500%, 8/15/2029	25,305
51,087		7.500%, 10/15/2029	59,723
60,996		7.500%, 6/15/2030	71,804
9,773		7.500%, 10/15/2030	11,475
8,142		7.500%, 1/15/2031	9,626
12,214		8.000%, 1/15/2022	13,210
4,688		8.000%, 6/15/2022	5,125
197		8.000%, 7/15/2025	207
4,643		8.000%, 8/15/2029	5,558
3,020		8.000%, 10/15/2029	3,630
10,831		8.000%, 11/15/2029	13,027
11,521		8.000%, 1/15/2030	13,711
8,350		8.000%, 10/15/2030	10,002
87,350		8.000%, 11/15/2030	105,722
4,720		8.500%, 5/15/2029	5,663
688		9.500%, 10/15/2020	739
		TOTAL	267,936,123
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,440,071,041)	1,449,407,122
		INVESTMENT COMPANY—4.5%
80,524,558	[1]	Federated Government Obligations Fund, Premier Shares, 1.18%[2] (AT COST)	80,524,558
		TOTAL INVESTMENT IN SECURITIES-100.0% (IDENTIFIED COST $1,780,286,871)[3]	1,787,925,589
		OTHER ASSETS AND LIABILITIES-NET—0.0%[4]	(507,251)
		TOTAL NET ASSETS—100%	$1,787,418,338
Annual Shareholder Report
26

1	Affiliated holding.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended December 31, 2017, were as follows:
Federated Government Obligations Fund, Premier Shares
Balance of Shares Held 12/31/2016	107,203,788
Purchases/Additions	746,187,820
Sales/Reductions	(772,867,050)
Balance of Shares Held 12/31/2017	80,524,558
Value	$80,524,558
Change in Unrealized Appreciation/Depreciation	$NA
Net Realized Gain/(Loss)	$NA
Dividend Income	$1,195,558
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $1,777,604,289.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Asset-Backed Securities	$—	$122,410,116	$—	$122,410,116
Commercial Mortgage-Backed Securities	—	54,791,411	—	54,791,411
Collateralized Mortgage Obligations	—	80,792,382	—	80,792,382
Mortgage-Backed Securities	—	1,449,407,122	—	1,449,407,122
Investment Company	80,524,558	—	—	80,524,558
TOTAL SECURITIES	$80,524,558	$1,707,401,031	$—	$1,787,925,589
The following acronyms are used throughout this portfolio:
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
27

Financial Highlights–Federated Mortgage Core Portfolio
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.81	$9.85	$9.97	$9.71	$10.20
Income From Investment Operations:
Net investment income	0.27[1]	0.23[1]	0.23[1]	0.27[1]	0.24[1]
Net realized and unrealized gain (loss) on investments and futures contracts	0.00[2]	(0.00)[2]	(0.07)	0.29	(0.45)
TOTAL FROM INVESTMENT OPERATIONS	0.27	0.23	0.16	0.56	(0.21)
Less Distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.28)	(0.30)	(0.28)
Net Asset Value, End of Period	$9.80	$9.81	$9.85	$9.97	$9.71
Total Return[3]	2.75%	2.30%	1.66%	5.89%	(2.04)%
Ratios to Average Net Assets:
Net expenses	0.03%	0.03%	0.03%	0.02%	0.00%[4]
Net investment income	2.71%	2.34%	2.31%	2.74%	2.41%
Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%	0.01%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,787,418	$2,147,397	$1,900,395	$1,864,143	$1,399,693
Portfolio turnover	88%	258%	307%	179%	200%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	46%	42%	46%	40%	67%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The Adviser had voluntarily agreed to reimburse all operating expenses incurred by the Fund.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
28

Statement of Assets and Liabilities–Federated Mortgage Core Portfolio
December 31, 2017
Assets:
Investment in securities, at value including $80,524,558 of investment in an affiliated holding (identified cost $1,780,286,871)		$1,787,925,589
Income receivable		4,720,003
TOTAL ASSETS		1,792,645,592
Liabilities:
Payable for shares redeemed	$980,000
Income distribution payable	4,013,018
Accrued expenses (Note 5)	234,236
TOTAL LIABILITIES		5,227,254
Net assets for 182,457,319 shares outstanding		$1,787,418,338
Net Assets Consist of:
Paid-in capital		$1,810,052,310
Net unrealized appreciation of investments		7,638,718
Accumulated net realized loss on investments		(30,531,162)
Undistributed net investment income		258,472
TOTAL NET ASSETS		$1,787,418,338
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,787,418,338 ÷ 182,457,319 shares outstanding, no par value, unlimited shares authorized		$9.80
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
29

Statement of Operations–Federated Mortgage Core Portfolio
Year Ended December 31, 2017
Investment Income:
Interest		$51,943,676
Dividends received from affiliated holding (see footnotes to Portfolio of Investments)		1,195,558
TOTAL INCOME		53,139,234
Expenses:
Custodian fees	$89,393
Transfer agent fee	138,447
Directors'/Trustees' fees (Note 5)	20,220
Auditing fees	31,881
Legal fees	8,590
Portfolio accounting fees	238,738
Share registration costs	1,050
Printing and postage	15,219
Miscellaneous (Note 5)	28,903
TOTAL EXPENSES	572,441
Reimbursement of other operating expenses (Note 2)	$(4,814)
Net expenses		567,627
Net investment income		52,571,607
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(819,475)
Net change in unrealized appreciation of investments		1,537,084
Net realized and unrealized gain on investments		717,609
Change in net assets resulting from operations		$53,289,216
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
30

Statement of Changes in Net Assets–Federated Mortgage Core Portfolio
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$52,571,607	$49,696,048
Net realized gain (loss) on investments and futures contracts	(819,475)	4,602,512
Net change in unrealized appreciation/depreciation of investments and futures contracts	1,537,084	(6,440,447)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	53,289,216	47,858,113
Distributions to Shareholders:
Distributions from net investment income	(54,723,938)	(56,860,660)
Share Transactions:
Proceeds from sale of shares	170,575,250	753,528,450
Net asset value of shares issued to shareholders in payment of distributions declared	4,857,161	5,153,184
Cost of shares redeemed	(533,976,592)	(502,677,127)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(358,544,181)	256,004,507
Change in net assets	(359,978,903)	247,001,960
Net Assets:
Beginning of period	2,147,397,241	1,900,395,281
End of period (including undistributed net investment income of $258,472 and $483,589, respectively)	$1,787,418,338	$2,147,397,241
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
31

Notes to Financial Statements–Federated Mortgage Core Portfolio
December 31, 2017
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return. The Fund is an investment vehicle used by other Federated funds that invest some of their assets in mortgage-backed securities. Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
Annual Shareholder Report
32

Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. For the year ended December 31, 2017, the portfolio accountant reimbursed $4,814 of their fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At December 31, 2017, the Fund had no outstanding futures contracts.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	17,381,790	75,595,853
Shares issued to shareholders in payment of distributions declared	494,089	516,123
Shares redeemed	(54,347,672)	(50,184,154)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(36,471,793)	25,927,822
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll transactions and expiration of capital loss carryforwards.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(11,277,608)	$1,927,214	$9,350,394
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$54,723,938	$56,860,660
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$258,472
Net unrealized appreciation	$10,321,300
Capital loss carryforwards	$(33,213,744)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.
At December 31, 2017, the cost of investments for federal tax purposes was $1,777,604,289. The net unrealized appreciation of investments for federal tax purposes was $10,321,300. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $17,794,435 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,473,135.
At December 31, 2017, the Fund had a capital loss carryforward of $33,213,744 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$28,178,450	$5,035,294	$33,213,744
Capital loss carryforwards of $11,277,608 expired during the year ended December 31, 2017.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser, subject to the direction of the Trustees, provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to voluntarily reimburse operating expenses (excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses, may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2017, a majority of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$20,346,317
Sales	$244,644,687
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
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35

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF federated mortgage core portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the funds constituting the Federated Core Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio (one of the funds constituting the Federated Core Trust) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
February 22, 2018
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Shareholder Expense Example (unaudited)–Federated Mortgage Core Portfolio
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000.00	$1,011.30	$0.15
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.00	$0.15
1	Expenses are equal to the Fund's annualized net expense ratio of 0.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: October 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: October 2005	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: February 2015	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report
41

Evaluation and Approval of Advisory Contract–May 2017
Federated Mortgage Strategy Portfolio (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements. The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs or certain other discretionary investment accounts, and may also be offered to other Federated funds.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Investors, Inc. and its affiliates (“Federated”) and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense
Annual Shareholder Report
42

structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
The Board was informed by the Adviser that, for the periods covered by the Senior Officer's Evaluation, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
43

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab.
Annual Shareholder Report
44

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Mortgage Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P407
38011 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $145,420

Fiscal year ended 2016 - $166,860

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $45,968 and $42,029 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $908,833

Fiscal year ended 2016 - $301,937

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In their respective required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), the registrant’s independent public accountants, informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Managed Pool Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date February 22, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 22, 2018